UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(AMENDMENT NO.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant under § 240.14a-12
PLUS THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4200 Marathon Blvd. Suite 200,
Austin, TX 78756
(737) 255-7194
July 10, 2024
To Our Stockholders:
Last year Plus Therapeutics made significant progress in advancing our targeted radiotherapeutic platform and strengthening our balance sheet. In 2024, we are poised to build on that progress and explore new opportunities aimed at adding significant value to our pipeline.
Our lead investigational targeted radiotherapeutic drug, rhenium (Re186) obisbemeda is currently being evaluated for use in patients with central nervous system cancers, specifically leptomeningeal metastases (LM) and recurrent glioblastoma (rGBM).
Our LM therapy is being investigated in our ReSPECT-LM single administration dose escalation trial, expected to complete Phase 1 enrollment as soon as this year. This trial continues to benefit from a 3-year, $17.6 million grant by the Cancer Prevention & Research Institute of Texas awarded in 2022, and an FDA Fast Track designation for use in patients with breast cancer. Interim ReSPECT-LM data was presented at the 2023 Society for Neuro-Oncology Annual Meeting and showed safety, feasibility, and signs of tumor response in early cohorts. Our next steps include evaluating and presenting final Phase 1 data, initiating a Phase 1 multi-dose clinical trial, and potentially starting a Phase 2/3 single-dose registrational trial pending final data read out and agreement with the FDA.
In 2023, we licensed a novel diagnostic and disease monitoring assay (CNSide®) for LM that offers clear and important advantages compared to existing diagnostic methodologies. As LM is two-to-four times underdiagnosed, this assay may substantially increase the total addressable market for our LM therapy. Subsequently in 2024, we obtained all rights for the assay, and plan to commercialize and eventually partner the asset. Several peer-reviewed studies supporting the utility of this assay have been published or are in press, and the FORESEE clinical trial data will be presented on August 8-10 at the 2024 SNO/ASCO CNS Metastases Conference.
Our rGBM therapy is currently being investigated in the Phase 2 ReSPECT-GBM trial, funded in part by the U.S. National Institutes of Health. Interim data from the trial were presented at the 2023 Society for Neuro-Oncology Annual Meeting and showed continued safety, feasibility, and an efficacy signal favorable to the standard of care. The Phase 2 trial continues to treat patients and add new sites with the goal of completing enrollment in the next few quarters. The Company will present the data and proceed to a Phase 3 pivotal trial thereafter.
We also plan to obtain an FDA Investigational New Drug (“IND”) approval to evaluate rhenium (Re186) obisbemeda in patients with pediatric brain cancer (PBC), specifically ependymoma and high-grade glioma, as part of the ReSPECT-PBC Phase 1 clinical trial. This trial recently received a $3 million award to support the trial by the U.S. Department of Defense.
In 2023, we strengthened and expanded our supply chain to enable registrational clinical trials and commercial readiness. In 2024, we raised sufficient capital, which, combined with existing grant funding, allows the company to achieve its plans through 2026.
We are off to a great start in 2024 and the future is bright for Plus Therapeutics! On behalf of our employees and board of directors, I would like to express our appreciation for our stockholders and partners for their help and support in 2023 and beyond.
Sincerely,

Marc H. Hedrick
President & Chief Executive Officer

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 15, 2024
PLUS THERAPEUTICS, INC. Headquarters 4200 MARATHON BLVD. SUITE 200, AUSTIN, TX 78756	MEETING LOCATION: www.virtualshareholdermeeting.com/PSTV2024
Dear Plus Therapeutics, Inc. Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of the Stockholders of Plus Therapeutics, Inc. (the “Annual Meeting”). The Annual Meeting will be held on August 15, 2024, commencing at 9:00 a.m. (Eastern Time), and will be a completely virtual meeting of stockholders.
The items of business for the meeting are to:
(i)
elect six (6) members of our board of directors for a one- (1) year term, to hold office until our Annual Meeting of Stockholders in 2025 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

(ii)	ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the 2024 fiscal year ending December 31, 2024;
(iii)	provide a non-binding advisory vote on the compensation of our named executive officers;
(iv)
approve the fourth amendment and restatement of the Company’s 2020 Stock Incentive Plan, the full text of which resolution is set out in the accompanying proxy statement under the heading “Proposal #4 - Proposal to Approve the Fourth Amendment and Restatement of the 2020 Stock Incentive Plan”; and

(v)	transact such any other business as may be properly brought before the Annual Meeting.
The Board recommends that stockholders (a) elect each board member nominee; (b) vote to approve items (ii), (iii) and (iv).
In light of our successful virtual annual meetings of stockholders in the past three years, the Annual Meeting will be held only via live webcast again this year. We believe that the virtual meeting format also expands stockholder access, participation and improves communications, and we encourage you to attend online and participate.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/PSTV2024. To vote at the meeting, you must have your control number that is shown on your proxy card. There will not be a physical meeting location and you will not be able to attend the annual meeting in person.
Only stockholders of record at the close of business on June 25, 2024, are entitled to notice of and to vote at the Annual Meeting. For ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Corporate Secretary’s office at 4200 Marathon Blvd. Suite 200, Austin, TX 78756. We expect to commence mailing these proxy materials to our security holders on or about July 10, 2024.

You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote by dating, signing and returning the enclosed proxy card or vote via the Internet or by telephone. This will not limit your ability to attend or vote during the Annual Meeting.
Plus Therapeutics, Inc.
By Order of the Board,

MARC H. HEDRICK
President & Chief Executive Officer
Austin, Texas, USA
July 10, 2024

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement on Schedule 14A (the “Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may include statements concerning, among other things, our business strategy, our governance initiatives and impacts of our compensation program.
In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should” or “will” or the negative or plural of these words or other similar terms or expressions. All statements other than statements of historical fact are forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance.
These forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from expected results. As a result, you should not put undue reliance on any forward-looking statement. These forward-looking statements are included throughout this Proxy Statement. Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the risk factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2024 (the “2023 Annual Report”), and in other subsequent filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and we caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this Proxy Statement speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. You should read this Proxy Statement with the understanding that our actual future results, performance, and events and circumstances may be materially different from what we expect.
ii

4200 Marathon Blvd. Suite 200,
Austin, TX 78756
(737) 255-7194
PROXY STATEMENT
2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 15, 2024 at 9:00 a.m. (Eastern Time)
General Information
Our Board is soliciting your proxy to vote at the Annual Meeting, for the purposes set forth in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. The Annual Meeting will be held virtually via a live webcast on the Internet on Thursday, August 15, 2024 at 9:00 a.m. (Eastern Time). For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.
We have fixed the close of business on June 25, 2024 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only holders of record of shares of our common stock (“Common Stock”) on that date are entitled to notice of and to vote at the Annual Meeting.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/PSTV2024. To vote at the meeting, you must have your control number that is shown on your proxy card. There will not be a physical meeting location and you will not be able to attend the annual meeting in person.
In this Proxy Statement, we refer to Plus Therapeutics Inc. as “Plus,” the “Company, “we,” “us” or “our” and the board of directors of Plus as “our Board.” Our 2023 Annual Report accompanies this Proxy Statement. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS,
ANNUAL MEETING AND VOTING
What is a proxy statement and why has this Proxy Statement been provided to me?
A proxy statement is a document that the SEC regulations require us to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this Proxy Statement describes the proposals on which stockholders will be voting and provides information about us. You are viewing, or have received, these proxy materials because our Board is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. Instructions regarding how you can vote are contained on the proxy card included in the proxy materials. We will use the proxies received in connection with the Annual Meeting to:
(i)	elect six (6) members of our Board for a one- (1) year term;
(ii)	ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the 2024 fiscal year;
(iii)	provide a non-binding advisory vote on the compensation of our named executive officers;
(iv)	approve the fourth amendment and restatement of the Plus Therapeutics, Inc. 2020 Stock Incentive Plan; and
(v)	transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.
What are the voting recommendations of our Board?
Our Board recommends that you vote “FOR” each director nominees named in Proposal One, “FOR” the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm as described in Proposal Two, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers in Proposal Three and “FOR” the approval of the amendment and restatement of the 2020 Stock Incentive Plan in Proposal Four.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. That designee is referred to as a proxy holder. Designation of a particular proxy holder can be effected by completion of a written proxy card, or by voting via the Internet or by telephone. If you return a proxy card, or vote by phone or Internet, our President and Chief Executive Officer, Marc H. Hedrick, M.D., and our Chief Financial Officer, Andrew Sims, will act as your designated proxy holder at the Annual Meeting.
How can I attend and ask questions during the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on June 25, 2024, or if you hold a valid proxy for the Annual Meeting.
No physical meeting will be held. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PSTV2024. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You also will be able to vote your shares online by attending the Annual Meeting webcast. To participate in the Annual Meeting, you will need the sixteen- (16) digit control number provided on your proxy card. For more information, review the information included on your proxy card, or the instructions that accompanied your proxy materials. If you are the beneficial owner of your shares, your control number is included with your voting instruction card and voting instructions received from your brokerage firm, bank or other nominee.
The Annual Meeting will begin promptly at 9:00 a.m. (Eastern Time) on August 15, 2024. We encourage you to access the meeting prior to the start time, leaving ample time for the check in. Please follow the instructions in this Proxy Statement and on your proxy card.

We will hold a live question and answer session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting that are pertinent to the Company and the Annual Meeting matters. If you would like to submit a question during the Annual Meeting, you may log in at www.virtualshareholdermeeting.com/PSTV2024 using your control number, type your question into the “Ask a Question” field, and click “Submit.” To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. We will answer as many questions, submitted in accordance with our rules of conduct, as practicable in the time allotted.
What is the difference between a stockholder of record and a beneficial owner who holds stock in street name?
You are a stockholder of record, or a “registered holder,” if your shares are registered in your own name through our transfer agent. If you have a stock certificate, you are also a stockholder of record. You are a beneficial owner of our stock in street name if you hold your shares through a broker, bank or other third-party institution (in this situation, the banks, brokers, etc., are the stockholders of record). The vast majority of our stockholders hold their shares in street name.
What different methods can I use to vote?
Stockholder of Record: Shares Registered in Your Name. Stockholders who are a registered holder may vote by virtually attending the proxy meeting, submitting votes electronically over the Internet, by telephone or by completing and mailing a proxy card. The website identified on the proxy card provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials. Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers. Even if you have submitted a proxy before the meeting, you may still attend online and vote during the meeting. In such case, your previously submitted proxy will be disregarded. For more information, see the question below titled “How can I change my vote or revoke my proxy after submitting a proxy?”
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee. If you are the beneficial owner of stock held in street name, follow the instructions from your broker, bank or other nominee to vote your shares.
Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive a Notice with information on how to access the proxy information and voting instructions.
Only proxy cards and voting instruction forms that have been signed, dated and timely returned and only proxies that have been timely voted electronically or by telephone will be counted in the quorum and voted.
You may also vote your shares at the Annual Meeting. If you are a registered holder you must join live online at www.virtualshareholdermeeting.com/PSTV2024. The webcast will start at 9:00 a.m. (Eastern Time). You may vote and submit questions while attending the meeting online. You will need the control number included on your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting.
If you receive more than one email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.
A representative of an independent inspector of election, who we retained, will tabulate and certify the votes.
What if I have technical difficulties or trouble accessing the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/PSTV2024.

Will a list of stockholders of record as of the Record Date be available?
A list of our stockholders of record as of the close of business on the Record Date will be made available at the Corporate Secretary’s office at 4200 Marathon Blvd. Suite 200, Austin, TX 78756, for ten days before the Annual Meeting.
What is the Record Date and what does it mean?
The Record Date for the Annual Meeting is June 25, 2024. The Record Date is established by our Board as required by Delaware General Corporation Law. Owners of our Common Stock at the close of business on the Record Date are entitled to receive notice of the meeting and to vote at the Annual Meeting and any adjournment, continuation or postponement of the Annual Meeting.
How can I change my vote or revoke my proxy after submitting a proxy?
If you are a stockholder of record, you may revoke or change your vote or revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
•	Submit another properly completed proxy card with a later date.
•	Grant a subsequent proxy by telephone or through the Internet.
•	Send a timely written notice that you are revoking your proxy to our Corporate Secretary at 4200 Marathon Blvd. Suite 200, Austin, Texas 78756, Attention: Corporate Secretary.
•	Attend the Annual Meeting and vote online during the meeting.
We recommend that you also submit your proxy, voting instructions or vote in advance of the Annual Meeting through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting
If you are a beneficial owner and your shares are held in “street name” on your behalf by a brokerage firm, bank or other nominee, you should follow the instructions provided by that nominee.
Your most recent proxy card, Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote electronically at the Annual Meeting.
What are my voting choices when voting for director nominees and what vote is needed to elect directors?
In voting on the election of director nominees to serve until the 2025 Annual Meeting of Stockholders, stockholders may vote in favor of each nominee or may withhold votes as to each nominee. In addition, if any other candidates are properly nominated at the Annual Meeting, stockholders of record who attend the Annual Meeting could vote for the other candidates. Directors are elected by a plurality vote, which means that the six (6) nominees receiving the most affirmative votes will be elected. Stockholders are not entitled to cumulative voting rights with respect to the election of directors. Only votes “FOR” will affect the outcome.
What are my voting choices when voting to ratify the appointment of our independent registered public accounting firm, and what vote is needed to ratify the appointment?
In voting on the ratification of the appointment of our independent registered public accounting firm, stockholders may vote in favor of or against the ratification, or may abstain from voting on the ratification. The affirmative vote of a majority of the Common Stock having voting power present at the meeting or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions will be counted as present for purposes of determining a quorum and are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. We do not expect any broker non-votes in connection with this proposal since we expect brokers to have discretionary authority to vote on this proposal.
This vote is advisory, and therefore not binding on the Board. Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making decisions regarding our independent registered public accounting firm for this fiscal year and future fiscal years.

What are my voting choices when voting to approve, on an advisory basis, the compensation of the Company’s named executive officers?
In voting on the approval, on an advisory basis, of the compensation of our named executive officers, stockholders may vote in favor of or against the proposal, or may abstain from voting on this proposal. The affirmative vote of a majority of the Common Stock having voting power present at the Annual Meeting or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions will be counted as present for purposes of determining a quorum and are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal.
This vote is advisory, and therefore not binding on the Board. Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.
What are my voting choices when voting to approve the fourth amendment and restatement of the Plus Therapeutics, Inc. 2020 Stock Incentive Plan?
In voting on the approval of the fourth amendment and restatement of the Plus Therapeutics, Inc. 2020 Stock Incentive Plan, stockholders may vote in favor of or against the proposal, or they may abstain from voting on the proposal. The affirmative vote of a majority of the Common Stock having voting power present at the Annual Meeting or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions will be counted as present for purposes of determining a quorum and are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal.
How will a proxy get voted?
If you are a stockholder of record and do not vote through the Internet, by completing a proxy card, by telephone or online during the Annual Meeting, your shares will not be voted.
If you properly complete and return a proxy card or vote by Internet or by telephone, the designated proxy holders will vote your shares as you have directed. If you sign a proxy card but do not make specific choices or if you vote by Internet or telephone but do not make specific choices, the designated proxy holders will vote your shares as recommended by the Board as follows:
•	“FOR” the election of each listed director nominee;
•	“FOR” ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the 2024 fiscal year;
•	“FOR” approval, on an advisory basis, of the compensation of our named executive officers;
•	“FOR” approval of the fourth amendment and restatement of the Plus Therapeutics, Inc. 2020 Stock Incentive Plan.
With respect to the election of directors, if any nominee is unable or declines to serve, or for good cause will not serve, as a director at the time of the Annual Meeting, an event that is not currently anticipated, the designated proxy holders will have the express discretionary authority to vote for a replacement nominee designated by our Board, and proxies will be voted for any nominee designated by our Board to fill the vacancy.
If I am a beneficial owner of shares held in “street name” and I do not provide my brokerage firm, bank or other nominee with voting instructions, what happens?
If you are a beneficial owner and do not instruct your brokerage firm, bank or other nominee how to vote your shares, your shares will be considered “uninstructed” and the question of whether your nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokerage firms, banks and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested), mergers, stockholder proposals, executive compensation and certain corporate governance proposals, even if management-supported. Accordingly, your brokerage firm, bank or other nominee may vote your shares on Proposal Two, which is considered “routine,” without your instructions. Your brokerage firm, bank or other nominee may not, however, vote your shares on Proposal One without your instructions, because it is considered “non-routine,” which would result in a “broker non-vote” and your shares would not be counted as having been voted on Proposal One. Please instruct your brokerage firm, bank or other nominee as to how to vote your shares to ensure that your vote will be counted.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank or other nominee by the deadline provided in the materials you receive from your nominee.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the brokerage firm, bank or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How are abstentions and broker non-votes counted?
Abstentions and broker non-votes will be counted as present for purposes of determining a quorum. An abstention occurs when a stockholder chooses to “ABSTAIN” from voting on a matter. As discussed above, a broker non-vote occurs when a broker, bank, or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers, submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters. We expect the proposal relating to the ratification of the appointment of our independent registered public accounting firm to be a routine matter, and therefore, broker non-votes are not expected to exist with respect to this proposal. We expect the other proposals described in this proxy statement to be non-routine. Brokers and nominees do not have discretionary voting power over these non-routine proposals and, therefore, broker non-votes may exist with respect to these proposals. Broker non-votes will not affect the outcome of any of these non-routine matters that are being voted on at the Annual Meeting, provided that a quorum is obtained. However, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure your shares are voted in the manner in which you want them voted.
Who pays for the solicitation of proxies?
We will pay the entire cost of the solicitation of proxies for the Annual Meeting. This includes preparation, assembly, printing and mailing of the Notice, this Proxy Statement and any other information we send to stockholders. In addition, we may supplement our efforts to solicit your proxy in the following ways:
•	We may contact you using the telephone or electronic communication;
•	Our directors, officers or other regular employees may contact you personally; or
•	Any other third parties we may hire as agents for the sole purpose of contacting you regarding your proxy, may contact you.
We will not pay directors, officers or other regular employees any additional compensation for their efforts to supplement our proxy solicitation. We anticipate banks, brokerage houses and other custodians, nominees and fiduciaries will forward solicitation material to the beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting and that we will reimburse those persons for their out-of-pocket expenses incurred in performing such services.
What constitutes a quorum?
For business to be conducted at the Annual Meeting, a quorum of stockholders must be present. A quorum exists when the holders of at least 33 1⁄3% of the shares of our Common Stock issued, outstanding and entitled to vote are represented at the Annual Meeting.
On June 25, 2024, there were 5,704,219 shares of our Common Stock outstanding and entitled to one vote. Holders of our Common Stock as of the close of business on the Record Date will be entitled to vote at the

Annual Meeting. Thus, based on the holders as of June 25, 2024, we estimate that the holders of approximately 1,901,406 shares of Common Stock would need to be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage, bank or other nominee), vote by telephone, through the Internet or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or holders of a majority of the voting power of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.
How many votes may I cast? How many shares are eligible to be voted?
You may cast one vote for every share of our Common Stock that you owned on the Record Date. As of the Record Date, June 25, 2024, there were 5,704,219 shares of Common Stock outstanding, each of which is entitled to one vote.
How will voting on any “other business” be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any additional business is presented at the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the Internet, by telephone, using a printed proxy card or online during the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will publish the final voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, we will file an additional current report on Form 8-K with the SEC to disclose the final voting results.
Does the Company have a policy about directors’ attendance at the Annual Meeting?
The Company does not have a policy about directors’ attendance at the Annual Meeting, but directors are encouraged to attend. All directors and director nominees at the time attended the 2023 Annual Meeting of Stockholders.
Could any additional proposals be raised at the Annual Meeting?
We are not aware of any items, other than those referred to in the accompanying Notice, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, it is intended that proxies will be voted in the discretion of the proxy holders.
How can I view or request copies of the Company’s corporate documents and SEC filings, including the Annual Report?
The Company’s website contains, among other corporate governance documents, the Company’s Corporate Governance Guidelines and Codes of Business Conduct & Ethics. To view these documents, go to www.plustherapeutics.com, click “For Investors” then “Governance” and then “Corporate Governance Materials.” To view the Company’s committee charters, go to www.plustherapeutics.com, click “For Investors” then “Governance” and then “Board Committees.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to www.plustherapeutics.com, click on “For Investors” then “Reports & Filings.” The 2023 Annual Report includes our consolidated financial statements for the year ended December 31, 2023. We have furnished the 2023 Annual Report to all stockholders.

CORPORATE GOVERNANCE
Director Candidates
The names of the members of the Board and Plus’s director nominees, their respective ages, their positions with Plus and other biographical information as of June 25, 2024, are set forth below. Except for Marc H. Hedrick, M.D., our Chief Executive Officer, President and a director, there are no other family relationships among any of our directors or executive officers.

Name	Director Since	Chair of the Board	Age	Position	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
	Howard Clowes	2020		70	Director	●	●	●
	An van Es-Johansson, M.D.	2020		64	Director	●		●
	Richard J. Hawkins	2007	●	74	Chairman of the Board			
	Marc H. Hedrick, M.D.	2002		62	President, Chief Executive Officer and Director			
	Robert Lenk, PhD	2020		76	Director			●
	Greg Petersen	2020		61	Director	●	●

Criteria for Board Membership
In addition to the qualifications, qualities and skills that are necessary to meet U.S. state and federal legal, regulatory and Nasdaq Stock Market, LLC (“Nasdaq”) listing requirements and the provisions of our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), amended and restated Bylaws (the “Bylaws”), corporate governance guidelines (the “Corporate Governance Guidelines” and charters of our Board’s committees, our Board will consider appropriate factors in evaluating director nominees, including: character, judgment, leadership, business acumen, diversity of background and perspective, skills, age, gender, ethnicity, professional experience, knowledge of or experience in the pharmaceutical industry, sufficient time to devote to Plus’s affairs and commitment to represent the long-term interests of Plus’s stockholders.
Although we do not have a formal diversity policy, our Board does consider gender and ethnic diversity as factors in its evaluation of candidates for director nominations. There are no other pre-established qualifications, qualities or skills at this time that any particular director nominee must possess and nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Nominating and Corporate Governance Committee does not assign specific weights to any particular criteria, nor has it adopted specific requirements. Rather, the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The goal of the Nominating and Corporate Governance Committee is to assemble a Board that brings a variety of skills derived from high quality businesses and professional experience.
Our Board is composed of a diverse group of professionals in their respective fields. Many of the current directors have or have held senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies in the pharmaceutical industry, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Further, our directors also have other experience that makes them valuable members, such as medical knowledge and research experience, which provides insight into strategic and operational issues faced by us.
The Nominating and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our Board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.
Set forth below is biographical information for the director nominees. This includes information regarding each director’s experience, qualifications, attributes or key skills that led our Board to recommend them for service on our Board.
Biographical Information About Our Director Nominees
Richard J. Hawkins. Mr. Hawkins has served on our Board since December 2007 and has been the Chairman of our Board since January 2018. In 1982, Mr. Hawkins founded Pharmaco, a clinical research organization, or CRO, where he served as its Chairman, President and Chief Executive Officer until 1991 when it merged with the predecessor of PPD-Pharmaco. In 1992, Mr. Hawkins co-founded Sensus Drug Development Corporation, or SDDC, a privately-held company focused on the development of drugs to treat endocrine disorders, which developed and received regulatory approval for SOMAVERT, a growth hormone antagonist approved for the treatment of acromegaly, which is now marketed by Pfizer, Inc., where he served as Chairman until 2000. In 1994, Mr. Hawkins co-founded Corning Biopro, a contract protein manufacturing firm, where he served on its board until Corning BioPro’s sale to Akzo-Nobel, N.V., a publicly-held producer of paints, coatings and specialty chemicals, in 2000. In September 2003, Mr. Hawkins founded LabNow, Inc., a privately held company that develops lab-on-a-chip sensor technology, where he served as the Chairman and Chief Executive Officer until October 2009. In February 2011, Mr. Hawkins became Chief Executive Officer, and is currently Chief Executive Officer, President and Chairman of Lumos Pharma, Inc. (NASDAQ: LUMO). Additionally, Mr. Hawkins served on the board of SciClone Pharmaceuticals, Inc. (HKD: SCLN), a publicly-held specialty pharmaceutical company, from October 2004 through December 2017. He also served on the Presidential Advisory Committee for the Center for Nano and Molecular Science and Technology at the University of Texas at Austin, and was inducted into the Hall of Honor for the College of Natural Sciences at the University of Texas. Mr. Hawkins is a member of the National Ernst & Young Entrepreneur of the Year Hall of Fame. Mr. Hawkins graduated cum laude with a B.S. in Biology from Ohio University, where he later received the Ohio University Konneker Medal, the highest award given to a faculty member or former student, for entrepreneurial excellence. We believe Mr. Hawkins’s qualifications to serve on our Board include his executive experience working with life sciences companies, his extensive experience in pharmaceutical research and development, his knowledge, understanding and experience in the regulatory development and approval process, and his service on other public company boards and committees.
Marc H. Hedrick, M.D. Dr. Hedrick joined the Company in October 2002 as its Chief Scientific Officer. In May 2004, he was appointed as President of the Company and in April 2014, he was appointed as its Chief Executive Officer. Dr. Hedrick has served as a member of our Board since joining the Company in October 2002. Previously, Dr. Hedrick served in a number of executive leadership positions, including President and Chief Executive Officer of StemSource from 2001 to 2003 and Chief Scientific Officer and Medical Director of Macropore Biosurgery from 2002 to 2004. Dr. Hedrick has also served as a board member for a number of public and private companies since 2000. Prior to his corporate career, Dr. Hedrick was Associate Professor of Surgery and Pediatrics at the University of California, Los Angeles (“UCLA”). While at UCLA, Dr. Hedrick’s academic research received both National Institutes of Health funding as well as private and public capitalization and was widely acknowledged through scientific publications and the media. Dr. Hedrick also has first-hand experience as a physician, practicing general, vascular and craniofacial surgery. Dr. Hedrick has a medical degree from The University of Texas Southwestern Medical School and a Master of Business Administration from the UCLA Anderson School of Management and is a trained general, vascular and plastic surgeon. We believe Dr. Hedrick’s qualifications to serve on our Board include his executive, financial, governance and operational leadership experience in medical and pharmaceutical product development.

Howard Clowes. Mr. Clowes has served on our Board since April 1, 2020. From January 2005 until he retired as a lawyer in December 2018, Mr. Clowes was a partner in the law firm DLA Piper (US) LLC. From 1982 until the formation of DLA Piper in 2005, he was an associate and then a partner in the predecessor firms of DLA Piper, holding various management positions, including serving on its board of directors. Mr. Clowes served on the board of Equalize Health and as Chair of its Governance Committee from January 2018 to May 2022, and serves on the board of AFRAC, each of which are nonprofit corporations focused on global healthcare. Mr. Clowes served on the board of the Law Foundation of Silicon Valley, a non-profit organization located in San Jose, California, that provides free legal services to Silicon Valley residents in need, from 2008 until December 2018, during which he served in various positions, including President of its board of directors, and Chair of its Strategic Planning and Chief Executive Officer Search Committee. From 2017 to 2021, Mr. Clowes served as a Lecturer at the University of California, Berkeley School of Law, teaching a course in International Business Negotiations. Mr. Clowes earned his J.D. at U.C. Berkeley, his B.A. in Experimental Psychology at U.C. Santa Barbara, and in 2023, Mr. Clowes received his National Association of Corporate Directors Directorship Certification. We believe Mr. Clowes’ qualifications to serve on the Board include his extensive experience as a lawyer, advising boards of directors and their audit, compensation and corporate governance committees on a wide range of matters, his experience with a wide range of transactions and his experience serving on various boards of directors.
Robert Lenk, Ph.D.. Dr. Lenk has served on our Board since April 1, 2020. Since 2016, he has served as President of Lenk Pharmaceuticals, LLC, consulting clients in the pharmaceuticals industry. Dr. Lenk co-founded the Liposome Company, in Princeton, New Jersey in 1981 (now part of Elan Pharmaceuticals). After the Liposome Company went public, he co-founded Argus Pharmaceuticals, a drug delivery company focused on cancer and infectious diseases, in 1989 and served as Vice President of Research & Development, until it merged with two other companies to become Aronex Pharmaceuticals. From 1995 to 2003, Dr. Lenk served as President and Chief Executive Officer of Therapeutics 2000, Inc. which was later sold to Coller Capital. Dr. Lenk joined Luna Innovations in 2004 where he served as President of its Nanoworks Division until 2010. In 2010, Dr. Lenk joined MediVector, Inc. as its Chief Science Officer until 2016, when he started Lenk Pharmaceuticals, LLC, a pharmaceutical development consulting company, where he currently works. He also currently serves on the board of PoP Biotechnology, a private company that develops vaccines and cancer therapies based on proprietary porphyrin liposome nanoparticle technology. Dr. Lenk received both his PhD and BSc. From the Massachusetts Institute of Technology. We believe Dr. Lenk’s qualifications to serve on our Board include his broad experience in translating research candidates into products, especially in the fields of nanotechnology and liposomal drug products.
Greg Petersen. Mr. Petersen has served on our Board since February 14, 2020. Mr. Petersen is an accomplished executive and board member with more than twenty-five (25) years of strategy, operations, finance and compliance leadership experience. His ten (10) years of board of director experience includes his current role as Compensation Committee Chair and Audit Committee member of PROS Holdings, Inc. (NYSE: PRO), a software company. Mr. Petersen previously served on the boards of publicly traded companies Mohawk Group Holdings (NASDAQ: MWK), a consumer product manufacturing company, from 2019 to 2022; Diligent Corporation (NZX: DIL), a software as a service company, from 2013 to 2016; and Piksel, Inc. (OTC US: PIKL), a video management software and services company, from 2012 to 2017. During his career, Mr. Petersen has served as Executive Vice Chairman of Diligent Corporation and as Chief Financial Officer of Lombardi Software (now part of IBM) and Activant Solutions (now part of Epicor). He has also held executive positions at American Airlines and other corporations. Mr. Petersen has a BA from Boston College and an MBA from Duke University’s Fuqua School of Business. We believe Mr. Petersen’s qualifications to serve on our Board include his extensive experience as an executive and a director, including as a director on other public company boards, as well as his strategic, operations, finance and compliance leadership experience.
An van Es-Johansson, M.D. Dr. van Es-Johansson has served on our Board since January 1, 2020. Dr. van Es-Johansson served as the Chief Medical Officer for AlzeCure Pharma, a Swedish pharmaceutical company with a primary focus on Alzheimer’s disease, from September 2018 through March 1, 2021, following which she has continued to serve AlzeCure Pharma as a Senior Advisor beginning in March 2021. Since 2021 she has been a Senior Advisor for Sinfonia AB, a Swedish Pharmaceutical Company with focus on neuroscience. From May 2005 to September 2018, Dr. van Es-Johansson served in a range of executive roles of increasing responsibility at Sobi, an international rare disease company headquartered in Stockholm, Sweden, including as Vice President and Head of EMENAR Medical Affairs for Specialty Care and Partner Products from March 2013 to January 2018. Prior to her time at Sobi, Dr. van Es-Johansson served in leadership positions within large pharmaceutical and smaller biotechnology companies, including Roche, Pharmacia, Eli Lilly, Active Biotech and BioStratum. From 2004 to 2016, she was a member of the Scientific Advisory Board of Uppsala Bio and currently serves on the board of directors of Savara, Inc. (NASDAQ: SVRA), Lumos Pharma, Inc. (NASDAQ: LUMO) and privately held Agendia BV. She also served on the board of directors at BioInvent International AB (NASDAQ OMX Stockholm: BINV), from June 2016 to February 2021; on the board of directors of Alzecure AB (NASDAQ OMX Stockholm: ALZCUR), from 2017-2020; on the board of directors of Medivir AB (NASDAQ OMX: MVIR) from 2019-2022; and on the board of directors of IRLAB AB (NASDAQ OMX Stockholm: IRLAB) from May 2022 to February 2023. Dr. van Es-Johansson received a M.D. from Erasmus University, Rotterdam, The Netherlands. We believe Dr. van Es-Johansson’s qualifications to serve on our Board include her extensive medical knowledge and experience in the pharmaceutical industry.
Term of Office
Our directors are elected for a term of one (1) year and until their respective successors are elected and qualified, or until their earlier resignation, disqualification, or removal.
Family Relationships
There are no family relationships among any of the directors or executive officers.
Board Diversity
Board Size:
Total Number of Directors
	Female	Male
Gender Identity
Directors	1	5
Independence of Directors
Our Common Stock is listed on the Nasdaq Capital Market and under the listing rules of Nasdaq, subject to specified exceptions, independent directors must comprise a majority of a listed company’s board of directors, and each member of a listed company’s audit, compensation and nominating and corporate governance committees must be independent. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, among other things, the listed company’s board of directors affirmatively determines that the director does not have a relationship which, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board reviews the independence of each director. This review is based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with Plus and our management. Our Board has determined that no transactions or relationships existed that would disqualify any of our directors under the Nasdaq rules or would require disclosure under SEC rules, with the exception of Marc H. Hedrick, M.D., our President and Chief Executive Officer, because of his current employment relationship with Plus. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Transactions.”
Board Leadership
We currently separate the roles of Chief Executive Officer and Chairman of the Board. Our President and Chief Executive Officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our Company, while the Chairman of our Board presides over meetings of the Board, including executive sessions of the Board. Separating the duties of the Chairman from the duties of the Chief Executive Officer allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. Specifically, our Chairman runs meetings of our independent directors and assists with other corporate governance matters. Our Board believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of Chairman and Chief Executive Officer are currently separate, our Nominating and Corporate Governance Committee and Board believe it is appropriate for our Chief Executive Officer to serve as a member of our Board.
Role of the Board in Risk Oversight
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in our other filings with the SEC.
Our Board is actively involved in oversight of the key risks that could affect us. Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our Board of directors and its committees oversee the risk management activities of management. Our Board believes that risk management is an important part of establishing, updating and executing on Plus’s business strategy. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, financial condition and performance. Our Board focuses its oversight on the most significant risks facing our company and oversees our risk management processes to identify, prioritize, assess, manage and mitigate those risks, which in turn supports the achievement of organizational objectives, improves long-term organizational performance and enhances stockholder value, while mitigating and managing identified risks. A fundamental part of our approach to risk management is not only understanding the most significant risks we face as a company and the necessary steps to manage those risks, but also deciding what level of risk is appropriate for our company. Our Board plays an integral role in guiding management’s risk tolerance and determining an appropriate level of risk. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
While our full Board has overall responsibility for evaluating key business risks, our committees monitor and report to our Board on certain risks. The Compensation Committee is responsible for overseeing the management of risks relating to our human capital and executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to accounting matters, financial reporting, and cybersecurity. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about the primary risks associated with our business, as well as the key risk areas monitored by its committees. We believe that our Board’s leadership structure supports effective risk management because it allows independent directors at the board level and on our committees to exercise oversight over management.
Our Board is committed to effective corporate governance and has adopted a wide range of practices and procedures that promote effective Board oversight. For example:
•	we have an independent Chairman of the Board;
•
the Board is comprised of a substantial majority of independent directors (five (5) of six (6) directors are independent), and all of the Board’s standing committees are comprised entirely of independent directors;

•	we have adopted anti-hedging and anti-pledging policies that align our directors’ and executive officers’ interests with those of our stockholders;
•	executive sessions of independent directors are held at every regular Board meeting and each standing committee meeting; and
•	we hold an annual say-on-pay vote.

Composition of Our Board
Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of six (6) members.
No stockholder has any special rights regarding the election or designation of members of our Board. There is no contractual arrangement by which any of our directors are appointed to our Board. Our current directors will continue to serve as directors until the Annual Meeting and until their successor is duly elected, or if sooner, until their earlier death, resignation or removal.
Our Board held six (6) meetings during 2023. No member of our Board attended fewer than seventy-five (75%) of the aggregate of (a) the total number of meetings of the Board (held during the period for which he or she was a director) and (b) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served). Members of our Board are invited and encouraged to attend our annual meeting of stockholders. In 2023, all members of our Board attended the 2023 Annual Meeting of Stockholders.
Executive Sessions of Independent Directors
In order to promote open discussion among non-management directors, and as required under applicable Nasdaq rules, our Board conducts executive sessions of non-management directors during each regularly scheduled Board meeting and at such other times, if requested by a non-management director. In 2023, the non-management directors met in executive session four (4) times. The non-management directors provide feedback to executive management, as needed, promptly after the executive session. Dr. Hedrick does not participate in such sessions. As Chairman of our Board, Mr. Hawkins presides over meetings of our independent directors without management present.
Committees of Our Board
Our Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of these committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time. The composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations.
Each committee has adopted a written charter, which Board committees’ charters are available on our website at https://ir.plustherapeutics.com/governance/board-committees. The following table provides membership and meeting information for the fiscal year ended December 31, 2023 for each of the committees of our Board. Each Board member attended 75% or more of the aggregate number of meetings of the standing committee on which she or he served, held during the last fiscal year for which she or he was a committee member.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
An van Es-Johansson, M.D.
Howard Clowes
Robert Lenk, PhD(1)
Greg Petersen
Total meetings in 2023	4	2	2
Financial Expert
Committee Chair
Committee Member

The Board has determined that each member of each standing committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Each Board member attended 75% or more of the aggregate number of meetings of the standing committee on which she or he served, held during the last fiscal year for which she or he was a committee member.
Below is a description of each committee of our Board.
Audit Committee
Our Audit Committee currently consists of Mr. Clowes, Dr. van Es-Johansson and Mr. Petersen serving as Chairperson of the Audit Committee. The Board has determined that all members of the Audit Committee satisfied the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that Mr. Petersen is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment. No member of the Audit Committee simultaneously serves on the audit committees of more than three (3) public companies, and no member of our Audit Committee has participated in the preparation of the financial statements of Plus at any time during the past three (3) years.
The primary purpose of the audit committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial-statement audits, and to oversee our independent registered accounting firm. Specific responsibilities of our Audit Committee as provided in the Audit Committee Charter include:
•	reviewing management’s and our independent auditor’s report on their assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year;
•	selecting our auditors and reviewing the scope of the annual audit;
•	resolving any disagreements between management and the auditor regarding financial reporting;
•	approving the audit fees and non-audit fees to be paid to our auditors;
•	reviewing our financial accounting controls with the staff and the auditors;
•	reviewing and monitoring management’s enterprise risk management assessment, including cybersecurity;
•
reviewing and discussing with management and the auditor, our audited financial statements including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	reviewing our earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies;
•	reviewing and approving our annual budget;
•	reviewing all related person transactions which are required to be reported under applicable SEC regulations; and
•	establishing procedures for the receipt, retention, and treatment of complains received regarding accounting, internal accounting controls or audit matters.
Compensation Committee
Our Compensation Committee consists of Mr. Petersen and Mr. Clowes, who serves as the committee’s Chairperson. Our Board has determined that both Mr. Petersen and Mr. Clowes are independent under Nasdaq listing standards and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary duties and responsibilities of our Compensation Committee as provided in the Compensation Committee Charter include, among other things, overseeing our compensation policies, plans and programs and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.
Specific responsibilities of our Compensation Committee include:
•	developing and implementing compensation programs for our executive officers and other employees, subject to the discretion of the full Board;
•	establishing base salary rates, benefits and other compensation matters for each of our executive officers;
•	administering our equity compensation plans;
•	reviewing the relationship between our performance and our compensation policies and assessing any risks associated with such policies;
•
reviewing and advising the Board on director compensation matters and on regional and industry-wide compensation practices and trends in order to assess the adequacy of our executive compensation programs; and

•
reviewing and discussing compensation related disclosures with management and making a recommendation to the Board regarding the inclusion of such disclosures in our annual proxy statement or Form 10-K, as applicable.

See the sections titled “Executive Compensation” and “Director Compensation” for a description of our processes and procedures for the consideration and determination of our executive officers and directors compensation.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Mr. Clowes, Dr. Lenk, and Dr. van Es-Johansson, each of whom our Board has determined is independent under the Nasdaq listing standards, a non-employee director and free from any relationship that would interfere with the exercise of his or her independent judgment. The Chairperson of our Nominating and Corporate Governance Committee is Dr. van Es-Johansson.
Specific responsibilities of our Nominating and Corporate Governance Committee as provided in the Nominating and Corporate Governance Committee Charter include, among others:
•	analyzing the expertise and experience of the Board and ensuring the membership of the Board consists of persons with sufficiently diverse and independent backgrounds;
•	identifying, recruiting, evaluating and recommending to the Board individuals qualified to become members of the Board;
•
establishing procedures for the consideration of candidates for the Board to recommended for the Nominating and Corporate Governance Committee’s consideration by Plus’s stockholders and recommending to the Board appropriate action on any such recommendation;

•	reviewing the Board committee structure and recommending to the Board changes to such structure;
•	reviewing and assessing the adequacy of our Corporate Governance Guidelines and recommending any proposed changes;
•	overseeing the annual self-evaluations of the Board and Board committees;
•	reviewing and discussing with management disclosures in our annual proxy statement regarding director independence; and
•	overseeing succession planning and processes for our Chief Executive Officer.

Stockholder Communications with the Board
Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by the following means:
Mail:	Chairman of the Board Plus Therapeutics, Inc. 4200 Marathon Blvd. Suite 200, Austin, TX 78756 cc: Chief Financial Officer

Email:	Chairman@plustherapeutics.com
Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Chairman of the Board will initially receive and process communications before forwarding them to the addressee. Communications also may be referred to other departments within the Company. The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. This Code of Business Conduct and Ethics has been posted on our website at www.plustherapeutics.com. To the extent required by SEC rules, we intend to post amendments to this code, or any waivers of its requirements, on our website at https://ir.plustherapeutics.com/governance/corporate-governance-materials. To date, there have been no waivers under our Code of Business Conduct and Ethics.
Anti-Hedging and Anti-Pledging Policy
Under our Insider Trading and Communications Policy, our directors, officers, employees, consultants and contractors (and each such individual’s family members, other members of a person’s household and entities controlled by a person covered by this policy, as described in the policy) are prohibited from engaging in the following transactions at any time: (i) engaging in short sales of our securities; (ii) trading in put options, call options or other derivative securities involving our securities on an exchange or in any other organized market; (iii) engaging in hedging or monetization transactions involving our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines, which addresses matters such as the Board’s core responsibilities and duties and the Board’s composition and compensation. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines are available on our website at https://ir.plustherapeutics.com/governance/corporate-governance-materials.
Clawback Policy
Our Board has adopted the Plus Therapeutics, Inc. Incentive Compensation Recovery Plan, a policy for recovery of erroneously awarded compensation (the “Clawback Policy”), in accordance with the Nasdaq listing standards and Rule 10D-1 under the Exchange Act, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any erroneously awarded compensation on a pre-tax basis, within a specified lookback period, in the event of any Accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. Covered restatements include both a restatement to correct an error that is material to previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. The Clawback Policy is overseen and administered by the Compensation Committee. The full text of the Clawback Policy was included as Exhibit 97.1 to our 2023 Annual Report, filed with the SEC on March 5, 2024.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership and reports of changes in ownership with the SEC and to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of the copies of such reports filed with the SEC and written representations from the reporting person that no other reports were required during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements during that fiscal year were met, other than one Form 4 for Dr. Marc Hedrick that was not timely filed with respect to inadvertent trades made by Dr. Hedrick’s custodian without authorization.

EXECUTIVE OFFICERS
The following table sets forth information for our executive officers as of the date of this Proxy Statement:
Name	Age	Title
Marc H. Hedrick, M.D.	62	Chief Executive Officer, President and Director
Andrew Sims	51	Chief Financial Officer
Biographical information for Marc H. Hedrick, M.D. is included above with the director biographies in the section titled “Biographical Information About Our Director Nominees.”
Andrew Sims. Mr. Sims joined us as Chief Financial Officer in February 2020. Prior to his appointment as our Chief Financial Officer, Mr. Sims held roles at several private equity-backed companies. Between 2012 and 2017, Mr. Sims was Chief Financial Officer of Amplify LLC, an advisory and management consulting services firm. Following his time at Amplify, Mr. Sims served as Chief Financial Officer of Verbatim Support Services LLC, a litigation support company, from 2017 to 2019. His focus has been on mergers and acquisitions, integrations, corporate capitalization and building out and managing teams to support global growth. Previously, Mr. Sims was Partner at Mazars, a global accounting, advisory, audit, tax and consulting firm. Working from both the Oxford, England and New York offices, Mr. Sims audited and advised global public clients, including a variety of healthcare companies, with average annual revenues in excess of $1 billion. Further, he was the lead partner on over fifty (50) acquisitions ranging from $5 million to $4 billion in purchase price. He is a Certified Public Accountant in the U.S. and a Chartered Accountant in England and Wales. Mr. Sims is a graduate of Buckingham University in the United Kingdom.

EXECUTIVE COMPENSATION
Executive Officer Compensation
Summary Compensation Table
The following table provides information for the compensation awarded to or earned by our Chief Executive Officer and our two other most highly compensated executive officers for fiscal years 2023 and 2022, or collectively, the named executive officers (the “NEOs”),:
NEO	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Marc H. Hedrick, M.D. President and Chief Executive Officer	2023	556,400	188,692	336,622	52,313	1,134,027
	2022	535,000	—	361,928	57,723	954,651
Andrew Sims Chief Financial Officer	2023	355,000	40,722	125,803	17,706	539,231
	2022	305,000	—	125,164	16,012	446,176
Norman LaFrance, M.D.(4) Former Chief Medical Officer	2023	440,000	29,244	161,700	44,321	675,265
	2022	440,000	—	152,460	45,351	637,811
(1)
The amounts in this column reflect the aggregate grant date fair value of stock options granted to our NEOs during the years indicated.. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements which are included in Part II, Item 8 of our 2023 Annual Report.

(2)
The amounts in this column represent annual performance-based bonuses for 2023 and 2022. For additional information, see narrative below under “Annual Bonuses and Non-Equity Incentive Plan Compensation”.

(3)	This column includes standard benefits, including a 401K match, and health and life insurance premiums.
(4)	On June 11, 2024, Dr. LaFrance stepped down from his position as the Company’s Chief Medical Officer.
Narrative Disclosure to Summary Compensation Table
Employment Agreements
On May 13, 2020 we entered into Amended and Restated Executive Employment Agreements with each of Dr. Hedrick (the “Hedrick Employment Agreement”) and Mr. Sims (the “Sims Employment Agreement” and, together with the Hedrick Employment Agreement, the “Executive Employment Agreements”). The Executive Employment Agreements generally provide for a minimum base salary, a discretionary annual cash bonus based on the achievement of Company performance goals and the ability to participate in, subject to applicable eligibility requirements, all of our benefit plans and fringe benefits and programs that may be provided to our executives from time to time. Dr. Hedrick is also eligible for certain severance payments as described further below under “Potential Payments upon Termination or Change-in-control” below.
Compensation Committee
The Compensation Committee operates in accordance with the compensation committee charter (the “Compensation Committee Charter”). The Compensation Committee Charter outlines responsibilities and duties of the members, sets forth the frequency of meetings, establishes and reviews the overall compensation policies and practices of the Company and also sets forth the process to review and approve the executive compensation program for the Chief Executive Officer and other executive officers, and makes appropriate recommendations to the Board.
The Compensation Committee approves or makes recommendations to our Board on decisions concerning compensation of the executive management team and the Board on a periodic basis to ensure that it is consistent with our short-term and long-term goals. The Compensation Committee assesses the appropriateness of the nature and amount of compensation of our executives by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the recruitment and retention of a high-quality board and executive team.

Additionally, the Compensation Committee is responsible for evaluating the performance of the Company’s key senior executives. The Company’s Chief Executive Officer and other members of management regularly discuss the Company’s compensation issues with Compensation Committee members. The Compensation Committee reviews and recommends to the Board the overall bonus and equity incentive awards for employees of the Company. Additionally, the Company’s Chief Executive Officer makes recommendations to the Compensation Committee for review, modification (if applicable) and approval in relation to bonuses and equity incentive awards for members of the executive management team.
Compensation Setting Process
In the process of determining compensation for our NEOs, the Compensation Committee considers the current financial position of the Company, the strategic goals of the Company, and the performance of each of our NEOs. The Compensation Committee retained Larry Setren & Associates in December 2022 and Anderson Pay Advisors in January 2023, to perform an independent compensation review and to provide compensation research, analysis and recommendations. In addition, from time to time, the Compensation Committee considers the various components (described below) of our executive compensation program in relation to compensation paid by other public companies, compensation data from Radford Global Life Sciences Survey, a historical review of all executive officer compensation, and recommendations from our Chief Executive Officer (other than for his own compensation). The Compensation Committee has the sole authority to select, compensate and terminate its external advisors.
The Compensation Committee utilizes the following components of compensation (described further below) to strike an appropriate balance between promoting sustainable and excellent performance and discouraging any excessive risk-taking behavior:
•	Base salary;
•	Annual bonuses;
•	Annual long-term equity compensation;
•	Personal benefits and perquisites; and
•	Acceleration and severance agreements tied to changes in control of the Company.
Annual Base Salaries
Our NEOs receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of the NEOs is currently party to an agreement or arrangement that provides for automatic or scheduled increases in base salary.
Equity-Based Incentive Compensation
We designed our long-term equity grant program to further align the interests of our executives with those of our stockholders, provide our executives with a strong link to our long-term performance and create an ownership culture. Historically, the Compensation Committee has granted stock options, although from time-to-time, to further increase the emphasis on performance-based compensation, the Compensation Committee may grant other equity awards as allowed by the 2020 Stock Incentive Plan, based on its judgment as to whether the complete compensation packages given to our executives, including prior equity awards, are appropriate and sufficient to retain and incentivize the executives and whether the grants balance long-term versus short-term compensation. The Compensation Committee also considers our overall performance as well as the individual performance of each of our NEOs, the potential dilutive effect of restricted stock awards, the dilutive and overhang effect of the equity awards and recommendations from the Chief Executive Officer (other than with respect to his own equity awards).
Stock options are granted with an exercise price equal to the fair market value of our Common Stock on the date of grant.

For the year ended December 31, 2023, our Chief Executive Officer was awarded stock options covering a total of 6,720 shares, our Chief Financial Officer was awarded stock options covering a total of 1,451 shares and our former Chief Medical Officer was issued a stock option covering 1,047 shares. There were no new stock options awarded to our NEOs in 2022. You can find more information on the stock options granted to our Named Executive Officers below under “Outstanding Equity Awards at December 31, 2023” heading below.
Annual Bonuses and Non-Equity Incentive Plan Compensation
Target bonuses are reviewed annually and established as a percentage of the NEOs’ base salaries, generally based upon seniority of the officer and targeted at or near the median of the peer group and relevant survey data (including the Radford Global Life Sciences Survey). Each year, the Compensation Committee establishes corporate objectives related to the Company’s clinical, financial and operational goals and sets each NEO’s respective bonus target percentages, taking into account recommendations from our Chief Executive Officer as it relates to individual objectives for executive positions other than the Chief Executive Officer. Our Chief Executive Officer’s target bonus is set by the Compensation Committee to align entirely with our overall corporate objectives. Our other NEOs have additional individual goals, the attainment of which comprises a specified percentage of their total bonus compensation. After each fiscal year-end, our Chief Executive Officer provides the Compensation Committee with a written evaluation showing actual performance as compared to corporate and/or individual objectives, and the Compensation Committee uses that information, along with the overall corporate performance, to determine what percentage of each executive’s bonus target will be paid out as a bonus for that year. Overall, the Compensation Committee seeks to establish corporate and individual functional goals to be challenging, yet attainable, and stretch goals to be highly challenging.
Dr. Hedrick’s target bonus for the Company’s 2023 and 2022 fiscal years, as a percentage of base salary, was fifty-five percent (55%). Mr. Sims’ and Dr. LaFrance’s target bonus for the Company’s 2023 and 2022 fiscal years, as a percentage of base salary, was thirty-five percent (35%).
For the Company’s 2023 fiscal year, the corporate goals approved by the Board (upon recommendation of the Compensation Committee for purposes of executive compensation) were determined by the Compensation Committee to have been achieved at a level of 110%. As our Chief Executive Officer’s bonus is based exclusively on attainment of our corporate goals, Dr. Hedrick received $336,622, or 110% of his target cash bonus. Based upon the attainment of 110% of the corporate goals, and (i) upon an attainment of seventy-five percent (75%) of his individual goals, our Chief Financial Officer, Mr. Sims, received $125,803, or 101% of his target cash bonus; and (ii) upon an attainment of 100% of his individual goals, our former Chief Medical Officer, Dr. LaFrance, received $161,700, or 105% of his target cash bonus.
Personal Benefits and Perquisites
All of our executives are eligible to participate in our employee benefit plans, including medical, dental, vision, life insurance, short-term and long-term disability insurance, flexible spending accounts and 401(k). These plans are available to all full-time employees. In keeping with our philosophy to provide total compensation that is competitive within our industry, we offer limited personal benefits and perquisites to executive officers. You can find more information on the amounts paid for these perquisites to, or on behalf of, our NEOs in our Summary Compensation Table.

Outstanding Equity Awards at December 31, 2023
The following table sets forth certain information regarding equity awards granted to our NEOs that remain outstanding as of December 31, 2023.
Name	Option Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(3)	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable(2)(3)	Option Exercise Price ($)(3)	Option Expiration Date
Marc H. Hedrick, M.D., President and Chief Executive Officer	4/11/2014	3	—	267,750	4/11/2024
	8/21/2014	1	—	157,500	8/21/2024
	1/30/2015	3	—	54,000	1/30/2025
	1/4/2016	8	—	21,060	1/4/2026
	3/8/2017	13	—	11,625	3/8/2027
	6/25/2020	8,170	1,164	32	6/25/2030
	2/16/2021	4,180	1,708	55	2/16/2031
	5/25/2021	8,649	4,736	34	5/25/2031
	2/15/2023	6,720	25,535	6	2/15/2033
Andrew Sims Chief Financial Officer	2/6/2020	2,091	576	33	2/6/2030
	2/16/2021	3,154	1,288	55	2/16/2031
	5/25/2021	4,317	2,363	34	5/25/2031
	2/15/2023	1,451	5,510	6	2/15/2033
Norman LaFrance, M.D.(4) Former Chief Medical Officer	11/11/2021	4,168	3,832	26	11/11/2031
	2/15/2023	1,047	3,952	6	2/15/2033
(1)	For a better understanding of this table, we have included an additional column showing the grant date of the stock options.
(2)
Unless otherwise provided, unvested stock options are subject to four- (4) year vesting (from the grant date), and all stock options have a contractual term of ten (10) years from the date of grant. Awards presented in this table contain one (1) of the following two (2) vesting provisions:

•
With respect to an initial stock option grant to an employee, one fourth (1/4th) of the shares subject to the award vest on the one- year anniversary of the vesting start date, while an additional one thirty-sixth (1/36th) of the remaining option shares vest at the end of each month thereafter for thirty-six (36) consecutive months, or

•
With respect to stock option grants made to an employee after one (1) full year of employment, one forty-eighth (1/48th) of the shares subject to the award vest at the end of each month thereafter for forty-eight (48) consecutive months, as measured from the vesting start date.

(3)
We consummated a 1-for-15 reverse stock split in May 2016, a 1-for-10 reverse stock split in May 2018, a 1-for-50 reverse stock split in August 2019 and a 1-for-15 reverse stock split in May 2023. The amounts set forth in this column reflect these four reverse stock splits.

(4)	Dr. LaFrance’s options that have vested, will expire, if not exercised, on August 10, 2024.
Potential Payments upon Termination or Change-in-control
Pursuant to the terms of the Executive Employment Agreements, if one of our NEOs is terminated without “cause” or resigns for “good reason,” (both, a “Severance Termination”), then such NEO will be eligible to receive: (i) an amount equal to twelve (12) months of his base salary; (ii) an amount equal to his target bonus for the year in which such Severance Termination occurs; (iii) the annual bonus earned for the prior calendar year, if not yet paid, as of the date of such Severance Termination; (iv) an amount equal to twelve (12) months of the premiums such NEO is required to pay under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), to continue coverage for him and his eligible dependents under our group health plans; and (v) the accelerated vesting of such NEO’s unvested equity incentive awards that would have vested during the period beginning on the date of such Severance Termination and ending on (a) in case of a Severance Termination of Dr. Hedrick, twelve (12) months thereafter, or (b) in the case of a Severance Termination of Mr. Sims, nine (9) months thereafter. In order to be eligible for the benefits set forth above, such NEO must sign (and not revoke) a general release of claims in favor of the Company as of the date of the Severance Termination, as applicable (a “Release”).
If a Severance Termination occurs within the period beginning on the date the Company and an acquiror formally or informally agree on the terms of a transaction which, if consummated, would constitute a “change in control” and ending on the closing date of the change in control, or within twelve (12) months following a change in control, upon signing a Release (a “CoC Termination”), such NEO will be eligible to receive: (i) those items listed in the above paragraph under subclauses (ii) and (iii); (ii) an amount equal to (a) in the case of a CoC Termination of Dr. Hedrick, eighteen (18) months of the greater of his base salary in effect immediately prior to the date of such CoC Termination and his base salary in effect on the date the terms of a transaction that results in a change in control are agreed to, or (b) in the case of a CoC Termination of Mr. Sims, twelve (12) months of the greater of his base salary in effect immediately prior to the date of such CoC Termination and his base salary in effect on the date the terms of a transaction that results in a change in control are agreed to; (iii) the amounts listed in the above paragraph under subclause (iv), except that, if the CoC Termination is for Dr. Hedrick, the amount of the COBRA payment will be increased to eighteen (18) months; (iv) the acceleration of such NEO’s remaining unvested equity incentive awards effective on the later of the CoC Termination and the date of the change in control; and (v) the right to exercise the equity incentive awards granted to him on or after the date of his Executive Employment Agreement until the later of (a) three (3) months after the CoC Termination, (b) three (3) months following the change in control with respect to any equity incentive awards that become exercisable upon a change in control due to the acceleration in connection with the change in control and (c) any period specified in such NEO’s award agreements (but not beyond the original expiration date of any equity incentive award). Further, even if a CoC Termination does not occur, if any of our NEOs remain employed by the Company as of the closing of such change in control, all of such NEO’s outstanding unvested incentive stock awards shall automatically accelerate on the date of such change of control.
Under the Executive Employment Agreements, the term “cause” generally refers to the occurrence of certain events including (i) the employee’s extended disability, (ii) the employee’s repudiation of his employment or his Executive Employment Agreement, (c) the employee’s conviction of a felony or certain misdemeanors, (iv) the employee’s demonstrable and documented fraud, (v) an intentional, reckless or grossly negligent action which causes material harm to the Company, (vi) an intentional failure to substantially perform material employment duties or directives, and (vii) the chronic absence from work for reasons other than illness, permitted vacation or resignation for good reason.
Under the Executive Employment Agreements, the term “good reason” generally refers to: (i) the Company’s material breach of its obligation to pay the employee the compensation earned for any past service (at the rate which had been stated to be in effect for such period of service); (ii) a change in the employee’s position with the Company which materially reduces the employee’s duties or stature in the business conducted by the Company; and (iii) a reduction in the employee’s level of compensation, provided, however, that a Company-wide reduction of compensation of not more than fifteen percent (15%) that is also applicable to all of the senior management of the Company and which continues for less than three (3) months, shall not constitute good reason.
Under the Executive Employment Agreements, the term “change of control” generally refers to (i) a change in the composition of the Board, as a result of which fewer than one-half (1/2) of the incumbent directors are directors who either: (a) had previously been directors of the Company; or (b) were elected, or were nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; (ii) any “person” who, by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities, by any person, resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases, in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own, immediately after such merger, consolidation or other reorganization, fifty percent (50%) or more of the voting power of the outstanding securities of each of (a) the continuing or surviving entity and (b) any direct or indirect parent corporation of such continuing or surviving entity; or (iv) the sale, transfer or other disposition of all or substantially all of the Company’s assets.
Retirement, Termination for Cause, or Resignation without Good Reason Arrangements
The Company does not have any agreements or plans, other than the Executive Employment Agreements, in place for the NEOs that would provide additional compensation in connection with a retirement, termination for cause or resignation without good reason.

DIRECTOR COMPENSATION
Our Board believes that the level of director compensation should be based on time spent carrying out Board and committee responsibilities and be competitive with comparable companies. In addition, the Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices upon the recommendation of the Compensation Committee and following discussion and approval by the Board.
Our Board, following the Compensation Committee’s recommendation, approved the 2023 compensation of our non-employee directors, as described below. The compensation level of our non-employee directors is expected to remain the same in 2024.
	Annual Service Retainer ($)	Chairperson Additional Retainer ($)
Board of Directors	40,000	37,500
Audit Committee	7,500	27,500
Compensation Committee	5,000	15,000
Nominating and Corporate Governance Committee	5,000	10,000
On February 17, 2023, each non-employee director was awarded a grant of options for 20,182 shares as equity compensation.
The following table summarizes director compensation awarded to, earned by or paid to our non-employee directors who served on our Board during fiscal year 2023:
Non-Executive Director Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Richard J. Hawkins, Chairman	95,000	7,874	102,874
Howard Clowes	67,500	7,874	75,374
An van Es-Johansson, M.D.	57,500	7,874	65,374
Robert Lenk, PhD	45,000	7,874	52,874
Greg Petersen	72,500	7,874	80,374
(1)
Dr. Hedrick is not included in this table as he is our Chief Executive Officer and receives no extra compensation for his service as a director. The compensation received by Dr. Hedrick in his capacity as our Chief Executive Officer is set forth in the Summary Compensation Table and further described in the “Narrative Disclosures to Summary Compensation Table.”

(2)
Amounts in this column represent awards of restricted stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value was determined in accordance with U.S. GAAP based on the closing price of our Common Stock on the applicable grant date. The vesting of these stock awards are service based and subject to continued participant as Board members.

(3)	The following table provides information regarding the aggregate number of option awards granted to our non-employee directors that were outstanding as of December 31, 2023:
Name	Option Awards (#)
Richard J. Hawkins	7,110
Howard Clowes	4,436
An van Es-Johansson, M.D.	4,436
Robert Lenk, PhD	4,436
Greg Petersen	4,436

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and its NEOs pay.
Pay Versus Performance Table
The table below presents information on the compensation of our Chief Executive Officer and our other NEOs in comparison to certain performance metrics for 2023, 2022 and 2021. The metrics are not those that the Compensation Committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table.
Year	Summary Compensation Table Total for CEO(1)(2)	Compensation Actually Paid to CEO(1)(3)	Average Summary Compensation Table Total for Non-CEO NEOs(1)(2)	Average Compensation Actually Paid to Non-CEO NEOs(1)(3)	Value of initial fixed $100 investment based on total shareholder return (TSR):	Net Loss (in thousands)
2023	$1,134,027	$1,572,904	$607,248	$790,812	$6	$(13,316,000)
2022	$954,651	$1,640,473	$541,994	$805,429	$30	$(20,275,000)
2021	$1,667,279	$1,728,722	$568,898	$530,436	$52	$(13,399,000)
(1)	For each year shown, the Chief Executive Officer was Marc H. Hendrick, M.D. and the other NEOs were Andrew Sims and Dr. Norman LaFrance.
(2)	Amounts in this column represent the “Total” rows set forth in the Summary Compensation Table (“SCT”) below.
(3)
The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP):

Summary Compensation Table (SCT)
2023	CEO	Non-CEO NEOs
SCT Total Compensation	1,134,027	1,214,496
Deduct amounts reported under the “Stock Awards” and “Option Awards” column of the SCT	(188,692)	(69,966)
Add Fair Value of Awards Granted in 2023 Unvested as of 12/31/2023	117,465	156,763
Add Change in Fair Value of Awards Granted in Prior Years Unvested as of 12/31/23	238,910	103,799
Add Fair Value of Awards Granted and Vested in 2023 as of the Vesting Date	35,158	13,068
Add Change in Fair Value of Awards Granted in Prior Years that Vested during 2023 as of the Vesting Date	236,036	163,464
Total Compensation Actually Paid	1,572,904	1,581,624
2022	CEO	Non-CEO NEOs
SCT Total Compensation	954,651	1,083,987
Add Change in Fair Value of Awards Granted in Prior Years Unvested as of 12/31/22	449,783	359,663
Add Change in Fair Value of Awards Granted in Prior Years that Vested during 2022 as of the Vesting Date	236,039	167,207
Total Compensation Actually Paid	1,640,473	1,610,857

2021	CEO	Non-CEO NEOs
SCT Total Compensation	1,667,279	1,137,795
Deduct amounts reported under the “Stock Awards” and “Option Awards” column of the SCT	773,198	673,158
Add Fair Value of Awards Granted in 2021 Unvested as of 12/31/2021	498,145	40,504
Add Change in Fair Value of Awards Granted in Prior Years Unvested as of 12/31/21	147,189	450,146
Add Fair Value of Awards Granted and Vested in 2021 as of the Vesting Date	117,589	73,852
Add Change in Fair Value of Awards Granted in Prior Years that Vested during 2021 as of the Vesting Date	71,718	31,733
Total Compensation Actually Paid	1,728,722	1,060,872
Pay Versus Performance Narrative Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of total shareholder return (“TSR”) and net loss.
We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section “Annual Bonuses and Non-Equity Incentive Plan Compensation,” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide our executives appropriate incentives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, we view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our Common Stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.
With respect to net income, specifically, because we are not a commercial-stage company, we did not have any revenue during the periods presented, other than revenue associated with grants. Consequently, our company does not consider net loss as a performance measure for our executive compensation program. In 2023, our net loss increased from 2022, which was primarily due to increases in research and development expenses and costs associated with the settlement of litigation.

Compensation Actually Paid vs Cumulative TSR
Actual Pay
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$60
$50
$40
$30
$20
$10
$-
Value of $100 invested in Plus Therapeutics, Inc. on 12/31/2020
$52
$30
$6
2021
2022
2023
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO Named Executive Officers
Value of Initial Fixed $100 Investment in our Common Stock

The graphs below compare the compensation actually paid to our Chief Executive Officer and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2021, 2022 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.
The following graph illustrates the relationship during 2021, 2022 and 2023 of the CAP for our Chief Executive Officer and other NEOs, calculated pursuant to SEC rules, to our net loss.

Equity Compensation Plan Information
The following table gives information, as of December 31, 2023, about shares of our Common Stock that may be issued upon the exercise of outstanding options, and shares remaining available for issuance under all of our equity compensation plans:
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans not approved by security holders(1)	10,675	$170.12	6,024
Equity compensation plans approved by security holders(2)	129,434	$26.54	180,607
Total	140,109	$196.66	186,631
(1)
Represents (i) options outstanding that were issued under the 2004 Stock Option and Stock Purchase Plan which expired in August 2004 and (ii) the 2015 New Employee Incentive Plan. For more information, see “Material Features of the Amended and Restated 2015 New Employment Incentive Plan and the 2020 Stock Incentive Plan” provided in our 2023 Annual Report.

(2)	See Notes to the Consolidated Financial Statements included with our 2023 Annual Report for a description of the 2020 Stock Incentive Plan

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our Common Stock as of July 5, 2024, by (i) each person, or group of affiliated persons, known to us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and named executive officers as a group.
Information with respect to beneficial ownership is based on information furnished to us by each director or executive officer. Information about our 5% or greater stockholder, other than percentages of beneficial ownership, is based solely on Schedules 13G or 13D filed with the SEC. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power of that security and includes options and warrants that are currently exercisable within 60 days of July 5, 2024. Options to purchase shares of our Common Stock that are exercisable within 60 days of July 5, 2024, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by her, him or it, except for shares owned jointly with that person’s spouse or as may otherwise be set forth in a footnote.
We have based our calculation of beneficial ownership on 5,704,219 shares of our Common Stock outstanding as of July 5, 2024. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Plus Therapeutics, Inc., 4200 Marathon Blvd. Suite 200, Austin, TX 78756.
	Beneficial Ownership
Name of Beneficial Owner	Shares(1)	Percentage
Greater than 5% Stockholders
Entities associated with AIGH Capital Management, LLC(2)	569,981	9.99%
Directors and Named Executive Officers:
Marc H. Hedrick, M.D.(3)	86,178	1.51%
Andrew Sims(4)	32,239	*
Norman LaFrance, M.D.(5)	9,620	*
Howard Clowes(6)	46,666	*
An van Es-Johansson, M.D.(7)	5,561	*
Richard J. Hawkins(8)	22,941	*
Greg Petersen(9)	66,492	1.17%
Robert P. Lenk, PhD(10)	43,222	*
All current executive officers and directors as a group (8 persons)	312,919	5.49%
*	Less than 1%.
(1)	Reflects beneficial ownership of common stock as defined in Rule 13d-3 of the Exchange Act.
(2)
Reflects (i) AIGH Investment Partners, L.P. (“AIGH LP”) holdings of: (A) 188,537 Private Placement Shares (as defined below), (B) 915,000 shares of Common Stock issuable upon exercise of Pre-Funded Warrants (as defined below), (C) 1,103,537 shares of Common Stock issuable upon the exercise of Series A Warrants (as defined below), and (D) 1,103,537 shares of Common Stock issuable upon the exercise of Series B Warrants (as defined below) (together with the Series A Warrants, the “Common Warrants”); (ii) WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“Onshore – AIGH”) holdings of: (A) Private Placement Shares, (B) 294,967 shares of Common Stock issuable upon the exercise of Series A Warrants, and (C) 294,967 shares of Common Stock issuable upon the exercise of Series B Warrants; (iii) WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series (“Onshore – Optimized Equity”) holdings of: (A) 85,177 Private Placement Shares, (B) 85,177 shares of Common Stock issuable upon the exercise of Series A Warrants, and (C) 85,177 shares of Common Stock issuable upon the exercise of Series B Warrants; (iv) AIGH Investment Partners, LLC, a Delaware limited liability company (“AIGH LLC”) holdings of: (A) 123,640 shares of Common Stock issuable upon exercise of Pre-Funded Warrants, (B) 123,640 shares of Common Stock issuable upon the exercise of Series A Warrants, and (C) 123,640 shares of Common Stock issuable upon the exercise of Series B Warrants. Mr. Orin Hirschman (“Mr. Hirschman”) is the Managing Member of AIGH Capital Management, LLC, a Maryland limited liability company (“AIGH CM”), and president of AIGH LLC. AIGH CM is an advisor or sub-Advisor with respect to shares of the securities of the Company held by AIGH LP, Onshore – AIGH, Onshore – Optimized Equity and AIGH LLC. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM, directly held by AIGH LP and directly held by Mr. Hirschman and his family. The address of AIGH CM, AIGH LP, Onshore – AIGH, Onshore – Optimized Equity and AIGH LLC is 6006 Berkeley Avenue, Baltimore,

MD 21209. The shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, Series A Warrants and Series B Warrants held by AIGH LP, Onshore – AIGH, Onshore – Optimized Equity and AIGH LLC, are each subject to a beneficial ownership limitation of 9.99% and not reflected in the table above as being beneficially owned.
(3)
Reflects (i) 12,425 shares of Common Stock; (ii) 12,255 shares of Common Stock issuable upon the exercise of Series A Warrants; (iii) 12,255 shares of Common Stock issuable upon the exercise of Series B Warrants; and (iv) 49,243 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Dr. Hedrick that will vest within 60 days of July 5, 2024. The Common Warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the Common Warrants that would result in the selling stockholder owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.

(4)
Reflects (i) 5,717 shares of Common Stock; (ii) 4,902 shares of Common Stock issuable upon the exercise of Series A Warrants; (iii) 4,902 shares of Common Stock issuable upon the exercise of Series B Warrants; and (iv) 16,718 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Sims that will vest within 60 days of July 5, 2024. The Common Warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the Common Warrants that would result in the selling stockholder owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.

(5)
Reflects 9,620 shares of Common Stock underlying options to purchase shares of Common Stock which, if not exercised, will expire on August 10, 2024, held by our former Chief Medical Officer, Dr. LaFrance. The shares of Common Stock underlying Dr. LaFrance’s options to purchase shares of Common Stock are not included in the total number of shares of Common Stock beneficially owned by all of our directors and officers as a group.

(6)
Reflects (i) 21,497 shares of Common Stock; (ii) 9,804 shares of Common Stock issuable upon the exercise of Series A Warrants; and (iii) 9,804 shares of Common Stock issuable upon the exercise of Series B Warrants; and (iv) 5,561 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Clowes that will vest within 60 days of July 5, 2024. The Common Warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the Common Warrants that would result in the selling stockholder owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.

(7)	Reflects 5,561 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Dr. van Es-Johansson that will vest within 60 days of July 5, 2024.
(8)
Reflects (i) 4,903 shares of Common Stock; (ii) 4,902 shares of Common Stock issuable upon the exercise of Series A Warrants; (iii) 4,902 shares of Common Stock issuable upon the exercise of Series B Warrants; and (iv) 8,234 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Hawkins that will vest within 60 days of July 5, 2024. The Common Warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the Common Warrants that would result in the selling stockholder owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.

(9)
Reflects (i) 36,421 shares of Common Stock; (ii) 12,255 shares of Common Stock issuable upon the exercise of Series A Warrants; (iii) 12,255 shares of Common Stock issuable upon the exercise of Series B Warrants; and (iv) 5,561 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Petersen that will vest within 60 days of July 5, 2024. The Common Warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the Common Warrants that would result in the selling stockholder owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.

(10)
Reflects (i) 29,327 shares of Common Stock; (ii) 4,167 shares of Common Stock issuable upon the exercise of Series A Warrants; (iii) 4,167 shares of Common Stock issuable upon the exercise of Series B Warrants; and (iv) 5,561 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Dr. Lenk that will vest within 60 days of July 5, 2024. The Common Warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the Common Warrants that would result in the selling stockholder owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.

Material Features of the Amended and Restated 2015 New Employment Incentive Plan and the 2020 Stock Incentive Plan
We adopted the 2015 Plan on December 29, 2015 pursuant to Rule 5653(c)(4) of the Nasdaq. The 2015 Plan was subsequently amended by the Board in May 2016, January 2020 and June 2024.
Awards granted under the 2015 Plan were intended to constitute “employment inducement awards” under Nasdaq Listing Rule 5635(c)(4) and, therefore, the 2015 Plan was intended to be exempt from the Nasdaq Listing Rules regarding stockholder approval of stock option and stock purchase plans. The 2015 Plan provides for the grant of restricted stock unit awards, restricted stock awards, performance awards, unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into Common Stock or other forms. These awards may be granted to individuals who were then new employees, or were commencing employment with us or with one of our subsidiaries following a bona fide period of non-employment with us, and for whom such awards were granted as a material inducement to commencing employment with us or one of our subsidiaries.
The 2015 Plan is administered by the Compensation Committee. The plan administrator has discretion to take action under the 2015 Plan, such as determining the purchase price, performance measures and any repurchase rights, as well as make adjustment to the terms of any Award to reflect, or related to, such changes in our capital structure or distributions as we deem appropriate, including modification of performance goals, performance award formulas and performance periods. As of June 25, 2024, there were 62,908 shares of Common Stock remaining and available for issuance under the 2015 Plan.
On June 16, 2020, our stockholders approved the Plus Therapeutics, Inc. 2020 Stock Incentive Plan (the “2020 Plan”), which replaced the Company’s 2014 Equity Incentive Plan. The 2020 Plan, as amended, provides for the issuance of up to 303,333.33 shares of Common Stock, plus the number of shares available for issuance is increased to the extent that awards granted under the 2020 Plan and the 2014 Equity Incentive Plan are forfeited or expire (except as otherwise provided in the 2020 Plan).
The 2020 Plan provides for the direct award or sale of shares of Common Stock (including restricted stock), the award of stock units and stock appreciation rights and the grant of both incentive stock options to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the U.S. Code (the “Code”) and nonstatutory stock options to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for us or a subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares or grants of nonstatutory stock options, stock units and stock appreciation rights. Only employees are eligible to receive grants of incentive stock options.
The 2020 Plan is administered by the Compensation Committee. Subject to the limitations set forth in the 2020 Plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option, stock unit or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards.
The additional information required by this item will be set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation — Equity Compensation Plan Information” in the Proxy Statement and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Director Independence
The Board has unanimously determined that Mr. Clowes, Dr. van Es-Johansson, Mr. Hawkins, Dr. Lenk and Mr. Petersen are “independent” under the applicable standards of Nasdaq and the SEC.
Dr. Hedrick has served as the Company’s President and Chief Executive Officer since 2004 and 2014, respectively, and therefore is not an independent director.
All of the directors who serve as members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent under our independence standards, Nasdaq listing standards and the applicable rules of the SEC.
Related Party Transactions
We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” includes, subject to certain exceptions, a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or our subsidiary participate involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than five percent (5%) of any class of our voting securities (including our Common Stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
The policy is administered by the Audit Committee, which will approve only those transactions that are, in its judgment, appropriate or desirable under the circumstances. Under the policy, the related person in question or, in the case of transactions with a holder of more than five percent (5%) of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our Audit Committee considers the relevant available facts and circumstances, which may include among other factors:
•	the risks, costs, and benefits to us;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the availability of other sources for comparable services or products; and
•	whether the terms of the transaction are fair to the Company and are on terms no less favorable to the Company than terms that could have been reached with an unrelated third party.
Whether the transaction would present an improper conflict of interest for any director, director nominee or executive officer, is determined by taking into account the size of the transaction, the overall financial position of the applicable related person, the direct or indirect nature of the applicable related person, the ongoing nature of any proposed relationship and any other relevant factors.
No director may participate in the discussion or approval of a transaction in which that director, or an immediate family member of that director, has a direct or indirect interest.
Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests.
In 2023, there has not been, nor is there currently proposed, any related person transaction in which the Company was a participant, the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

Private Placement
In May 2024, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain investors (the “Purchasers”), including certain of the Company’s directors and executive officers (“Company Insiders”), for the sale and issuance by the Company of its securities (the “Initial Subscription”). On May 8, 2024, the Company entered into a first amendment to the Securities Purchase Agreement (the “Amendment”, and together with the Securities Purchase Agreement, the “Purchase Agreement”) for the sale and issuance by the Company of additional securities to two of the Purchasers (the “Additional Subscription”, and together with the Initial Subscription, the “May 2024 PIPE Financing”). The Purchase Agreement provides for the sale and issuance by the Company of an aggregate of 3,591,532 shares (the “Private Placement Shares”) of the Company’s Common Stock or, at the election of each purchaser, pre-funded warrants (the “Pre-Funded Warrants”), exercisable immediately at an exercise price of $0.001 per share (the “Pre-Funded Warrant Shares”), with each Private Placement Share or Pre-Funded Warrant accompanied by (i) a Series A common warrant (“Series A Warrants”) to purchase one share of Common Stock (the “Series A Warrant Shares”), for an aggregate of 3,591,532 Series A Warrants, and (ii) one Series B common warrant (“Series B Warrants”) to purchase one share of Common Stock (the “Series B Warrant Shares,” and together with the Series A Warrant Shares, the “Common Warrant Shares”), for an aggregate of 3,591,532 Series B Warrants.
The combined purchase price for each Private Placement Share and Pre-Funded Warrant from the Initial Subscription was $2.022, and $2.158 for the accompanying Series A Warrant and one accompanying Series B Warrant, provided, that the Company Insiders participated in the Initial Subscription at an offering price of $2.04 per Private Placement Share and accompanying Series A Warrant and Series B Warrant. The exercise price of each Series A Warrant and Series B Warrant from the Initial Subscription is $1.772 per share and $1.908 per share in the Additional Subscription, provided that the exercise price for the Series A Warrants and Series B Warrants issued to the Company Insiders is $1.79 per share. Subject to certain ownership limitations, the Series A Warrants are exercisable until the five-year anniversary of issuance. Subject to certain ownership limitations, the Series B Warrants are exercisable until June 24, 2025. The Pre-Funded Warrants will not expire until exercised in full.
The aggregate gross proceeds at the May 2024 PIPE Financing closing were approximately $7.25 million, before deducting certain expenses payable by the Company, and excluding the proceeds, if any, from the exercise of the Series A Warrants, the Series B Warrants and Pre-Funded Warrants (collectively, the “Warrants”).
The following table sets forth the aggregate number of Private Placement Shares and Warrants purchased by the Company Insiders in the May 2024 PIPE Financing:
Name	Number of Private Placement Shares	Number of Pre-Funded Warrant Shares	Number of Series A Warrant Shares	Number of Series B Warrant Shares	Aggregate Purchase Price ($)
Marc H. Hedrick, M.D.(1)	12,255	—	12,255	12,255	25,000.20
Andrew Sims(2)	4,902	—	4,902	4,902	10,000.08
Richard J. Hawkins(3)	4,902	—	4,902	4,902	10,000.08
Howard Clowes(4)	9,804	—	9,804	9,804	20,000.16
Robert Lenk, Ph.D.(5)	4,167	—	4,167	4,167	8,500.16
Greg Petersen(6)	12,255	—	12,255	12,255	25,000.20
Total:	48,285	—	48,285	48,285	$98,500.88
(1)	Marc H. Hedrick, M.D. serves as the Company’s President, Chief Executive Officer and a member of our Board.
(2)	Andrew Sims is our Chief Financial Officer.
(3)	Mr. Hawkins serves as the Chairman of our Board.
(4)	Mr. Clowes is a member of our Board.
(5)	Dr. Lenk is a member of our Board.
(6)	Mr. Petersen is a member of our Board.
Also in May 2024, we entered into a registration rights agreement (“Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, we agreed to register for resale the shares of common stock issued pursuant to the Purchase Agreement and the Common Stock underlying the Warrants (the

“Registrable Securities”). Under the Registration Rights Agreement, we agreed to file a registration statement covering the resale of the Registrable Securities no later than 30 days following the closing of the May 2024 PIPE Financing. We filed with the SEC a registration statement on Form S-1 covering the resale of the Registrable Securities on June 7, 2024 (File No.: 333-280061), which was declared effective by the SEC on June 24, 2024.
Director and Officer Indemnification
Our Certificate of Incorporation and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.
Stock Option Grants to Executive Officers and Directors
We have entered into employment agreements with our executive officers pursuant to which we pay our executive officers annual salaries and bonuses as more fully described above under “Executive Compensation.” Further, we have granted stock options to our executive officers and non-employee directors as more fully described above under “Director Compensation.”

AUDIT MATTERS
The following table summarizes the aggregate fees for professional services billed to us by BDO USA, P.C. and their respective affiliates (collectively, “BDO”) for the periods set forth below:
	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$398,000	$343,000
Audit Related Fees(2)	—	—
Tax Fees(3)	41,900	39,000
Total	$439,900	$382,000
(1)
Audit fees consist of fees for professional services provided by BDO for the audit of the financial statements included in our Annual Reports on Form 10-K, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, the reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees consist of fees for assurance and related services, performed by BDO that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax fees consist of fees for professional services rendered by BDO with respect to tax compliance, tax advice, tax consulting and tax planning.
Our Audit Committee Charter, which is available on our website at https://ir.plustherapeutics.com/governance/board-committees requires the Audit Committee to pre-approve all audit and non-audit services to be provided by our independent registered public accounting firm in accordance with the charter of the Audit Committee. All services reported in the audit, audit-related fees and tax fees categories above were approved by the Audit Committee.
Report of the Audit Committee
The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by Plus Therapeutics, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of Nasdaq and the rules and regulations of the SEC. The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by BDO USA, P.C. and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by the Board, which is available on the Company’s website at https://plustherapeutics.com/. The composition and responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants. In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants.
Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.
The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and approved by the SEC. In addition, the independent registered public accountants provided to the Audit Committee the written disclosures and letter from such accountants as required by applicable requirements of the PCAOB regarding such accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed with such accountants such accountants’ independence from the Company and its management. The Audit Committee has discussed with management and the independent registered public accountants the procedures for selection of consultants, fully considered whether those services provided by the independent registered public accountants are compatible with maintaining such accountants’ independence and has determined that the non-audit services performed by such accountants are compatible with maintaining their independence.
The Audit Committee has discussed with the Company’s management and its independent registered public accountants, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and filed with the SEC.
In addition, the Audit Committee has selected BDO USA, P.C. as independent registered public accountants to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2024.
Respectfully submitted,
Greg Petersen, Chairman
Howard Clowes
An van Es-Johansson, M.D.

PROPOSAL #1—ELECTION OF DIRECTORS
The Board, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Howard Clowes, An van Es-Johansson, M.D., Richard J. Hawkins, Marc H. Hedrick, M.D., Robert Lenk, Ph.D., and Greg Petersen as director nominees for election at the Annual Meeting.
Our Board is currently comprised of six directors. As described in our Bylaws, all director nominees will stand for election for one-year terms that expire at the following year’s annual meeting, unless they resign, are removed or their respective successors are duly elected and qualified. If any nominee should decline or be unable to accept such nomination to serve as a director, or for good cause will not serve as a director—an event which our Board does not currently anticipate—our Board reserves the right to nominate another person or to vote to reduce the size of our Board. The designated proxy holders will have the express discretionary authority to vote for a replacement nominee and proxies will be voted for any nominee designated by our Board to fill the vacancy. If another person is nominated, the proxy holders intend to vote the shares to which the proxy relates for the election of the persons nominated by our Board.
Directors and Nominees
Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board to determine that such nominee should serve as a director are discussed in the “Biographical Information About Our Director Nominees” and “Criteria for Board Membership” sections, respectively, of this Proxy Statement and is incorporated into this section by reference.
Required Vote
The nominees will be elected by a plurality vote, which means that the six (6) director nominees receiving the highest number of “FOR” votes will be elected. Only votes “FOR” will affect the outcome. Broker non-votes will have no effect.
YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD NAMED ABOVE.

PROPOSAL #2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected BDO USA, P.C. (“BDO”), as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that we submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.
BDO has served as our independent registered public accounting firm since July 2016. The selection of the independent registered public accounting firm is not required to be submitted for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that the change would be in the Company’s best interests.
Representatives of BDO will be available at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
Additional information concerning the Audit Committee and BDO can be found in the “Audit Matters” section of this Proxy Statement.
Principal Accountant Fees and Services
The decision to engage BDO as our independent registered public accounting firm for the year ended December 31, 2024, was approved by the Audit Committee.
Our policies require the Audit Committee to pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm, including engagement fees and terms. The Audit Committee may delegate pre-approval authority to one or more of its members, who will report any pre-approval decisions to the full committee at its next scheduled meeting, but may not delegate pre-approval authority to members of management. The Audit Committee may approve only those non-audit services classified as “all other services” that it believes to be routine and recurring services, to be consistent with SEC rules and to not impair the auditor’s independence with respect to us. The Audit Committee reviewed and pre-approved all audit services and permitted non-audit services performed during the years ended December 31, 2023 and 2022.
Required Vote
The proposal to ratify the appointment of BDO requires the affirmative vote of a majority of the Common Stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “against” this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.
YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024.

PROPOSAL #3—NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and related SEC regulations, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Our stockholders previously expressed a preference that we hold advisory votes on executive compensation on an annual basis, and our Board accordingly determined to hold such votes every year.
Our executive compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk taking. Stockholders are encouraged to read the “Executive Compensation” section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our objectives.
The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as described in the Company’s proxy statement for the Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K and other compensation disclosure rules of the Securities and Exchange Commission.”
The vote on this proposal is advisory and therefore not binding on us or our Board. Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.
Required Vote
The proposal to approve, on an advisory basis, the compensation of our named executive officers requires the affirmative vote of a majority of the Common Stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “against” this proposal. Broker non-votes will have no effect on this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL #4—PROPOSAL TO APPROVE THE FOURTH AMENDMENT AND
RESTATEMENT OF THE 2020 STOCK INCENTIVE PLAN
On July 8, 2024, our Board, upon recommendation of the Compensation Committee, approved the fourth amendment and restatement of our 2020 Stock Incentive Plan (the “Fourth Amended Plan”), subject to the approval of our stockholders at the Annual Meeting. The 2020 Stock Incentive Plan was approved by our stockholders at our 2020 annual meeting of stockholders. Subsequently, the amended and restated 2020 Stock Incentive Plan was approved by our stockholders at our 2021 annual meeting of stockholders, the second amended and restated 2020 Stock Incentive Plan was approved by our stockholders at our 2022 annual meeting of stockholders, and the third amended and restated 2020 Stock Incentive Plan was approved by our stockholders at our 2023 annual meeting of stockholders (collectively referred to as the “Plan” in this proposal). The Board is requesting stockholder approval of the Fourth Amended Plan.
The Board believes that equity awards are a key element underlying its ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully and implement our growth plans. After reviewing the 2020 Plan, the Board has determined that the current share reserve available for awards under the 2020 Plan is insufficient and limits the Board’s ability to provide equity incentives that align the interests of our directors, executives and employees with those of our stockholders and limits our ability to attract and retain talented personnel. Approval of the Fourth Amended Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee. The Fourth Amended Plan contains the following material changes from the Plan:
•
Subject to adjustment for certain changes in our capitalization, the maximum aggregate number of shares of our Common Stock that may be issued under the Fourth Amended Plan is increased by 1,000,000 shares.

•
Subject to adjustment for certain changes in our capitalization, the number of shares of our Common Stock issuable under the Fourth Amended Plan as incentive stock options (“ISOs”) has been increased to 1,303,334 shares.

•	The Fourth Amended Plan extends the period during which ISOs can be granted—up until ten (10) years following the date the Fourth Amended Plan was approved by the Board.
The following summary of the principal features of the Fourth Amended Plan is qualified in its entirety by the full text of the Fourth Amended Plan, a copy of which is attached to this Proxy Statement as Appendix A.
Compensation and Governance Best Practices
The Fourth Amended Plan, approved by our Board and submitted for stockholder approval, includes an increase in the number of shares available for issuance of equity incentive awards by the Company by 1,000,000 shares.
The Fourth Amended Plan contains the following important compensation and governance best practices:
•	No single trigger accelerated vesting upon change in control. The Fourth Amended Plan does not provide for automatic vesting of awards upon a change in control.
•
No liberal change in control definition. The change in control definition in the Fourth Amended Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Fourth Amended Plan to be triggered.

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Fourth Amended Plan must have an exercise or strike price equal to or greater than the fair market value of a share of our Common Stock on the date the stock option or stock appreciation right is granted.

•
Administration by independent committee. The Fourth Amended Plan will be administered by the members of the Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and are “independent” within the meaning of the Nasdaq listing standards.

•
Material amendments require stockholder approval. Consistent with Nasdaq rules and regulations, the Fourth Amended Plan requires stockholder approval of any material revisions to the Fourth Amended Plan. In addition, certain other amendments to the Fourth Amended Plan require stockholder approval.

•
Repricing not permitted. Repricing of stock options or stock appreciation rights and the cancellation of stock options or stock appreciation rights with an exercise price greater than the current fair market value of a share in return for cash or the grant of new stock options or stock appreciation rights with a lower exercise price or the grant of other awards is prohibited without stockholder approval.

•
No liberal share recycling. Liberal share recycling is not allowed. Shares withheld to pay the grant price or exercise price, or to satisfy a tax withholding obligation related to an award, will not again become available for awards under the Fourth Amended Plan.

•
Limitations on dividends and dividend equivalents. Dividends and dividend equivalents on shares and awards that have not vested and accrued dividends are not paid under the Fourth Amended Plan until the underlying shares vest.

•	Awards subject to claw back. There is a robust claw back provision under the Fourth Amended Plan.
•
Limit on non-employee director awards and other awards. The sum of any cash compensation and the value of awards (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes) granted to any of our non-employee directors as compensation for services during any calendar year may not exceed $500,000 (increased to $700,000 in the calendar year of his or her initial service).

Why We Are Asking Our Stockholders to Approve the Fourth Amended Plan
•
Equity incentives are key to retaining key talent to drive our business forward. The Board believes that equity awards are a key element underlying our ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully, through this time of transition for our Company, and implement our business plan to develop our pipeline of therapeutics. Equity awards align the interests of our key personnel with those of our stockholders and are a substantial contributing factor to our success and the future growth of our business.

•
Current shares available for awards are inadequate. We believe that the shares currently available for grant under the 2020 Plan will be insufficient to meet our anticipated retention and recruiting needs. As of July 5, 2024, there were 1,899 shares available for future grant under the 2020 Plan.

Information regarding Equity Incentive Program, Dilution and Overhang
The following table provides certain information regarding our equity incentive program:
As of July 5, 2024
Total number of shares of Common Stock subject to outstanding stock options	336,928
Weighted-average exercise price of outstanding stock options	$12.78
Weighted-average remaining term of outstanding stock options	8.807 years
Total number of shares of Common Stock subject to outstanding full value awards	0
Total number of shares of Common Stock available for grant under the 2020 Plan	1,899
Total number of shares of Common Stock available for grant under the 2015 New Employee Incentive Plan	1,024
Total number of shares of Common Stock outstanding	5,704,219
Per-share closing price of Common Stock as reported on the Nasdaq Capital Market	$1.55
To provide the Company the flexibility to responsibly address our future equity compensation needs, we are requesting that stockholders approve the Fourth Amended Plan to make an additional 1,000,000 shares available for grant. Grant levels for the preceding three (3) fiscal years have averaged 38,212 shares per year.

The following table shows our key dilution metrics over the last three years:
Key Equity Metrics	Three-Year Average	2023	2022	2021
Net Equity Burn Rate(1)	2.42%	1.97%	0.02%	5.29%
Dilution(2)	4.73%	3.15%	3.50%	7.55%
Overhang(3)	9.39%	6.85%	10.40%	10.92%
(1)
Net Equity Burn Rate is calculated by dividing (i) the difference between (a) number of shares subject to equity awards granted during the year, (b) minus shares subject to awards that were cancelled or forfeited during the year, by (ii) the weighted average number of shares outstanding during the year.

(2)	Dilution is calculated by dividing (i) the number of shares subject to equity awards outstanding at the end of the year by (ii) the number of shares outstanding at the end of the year.
(3)
Overhang is calculated by dividing (i) the sum of (a) the number of shares subject to equity awards outstanding at the end of the year and (ii) the number of shares available for future grants by (ii) the sum of (a) the number of shares outstanding at the end of the year, (b) the number of shares subject to equity awards outstanding at the end of the year and (c) the number of shares available for future grants.

When considering the number of shares authorized for issuance under the Fourth Amended Plan, the Compensation Committee reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate, dilution and overhang, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the Fourth Amended Plan was reviewed under scenarios based on a variety of assumptions. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Fourth Amended Plan while minimizing stockholder dilution.
Description of the 2020 Plan
Purpose
The purpose of the Fourth Amended Plan is to assist management in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and to the creation of stockholder value. The Fourth Amended Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our Common Stock, thereby increasing their proprietary interest in the growth and success of our Company.
Types of Awards
The Fourth Amended Plan provides for the direct award or sale of shares of Common Stock (including restricted stock), the award of stock units and stock appreciation rights and the grant of both incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Code and nonstatutory stock options to purchase Common Stock that do not qualify for such treatment under the Code.
Eligibility
All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares or grants of nonstatutory stock options, stock units and stock appreciation rights. Only employees are eligible to receive grants of incentive stock options.
As of June 25, 2024, we (including our affiliates) had approximately 23 full-time employees and five (5) non-employee directors, all of whom are eligible to receive awards under the Fourth Amended Plan. We also engage consultants from time to time who are eligible to receive awards under the Fourth Amended Plan.
Administration
The Fourth Amended Plan is administered by the Compensation Committee of our Board. Subject to the limitations set forth in the Fourth Amended Plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option, stock unit or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards.
The Compensation Committee, our Board and any of their designees do not have the authority to: (i) amend the terms of an outstanding option or stock appreciation right to reduce its exercise price, or (ii) cancel outstanding options or stock appreciation rights with an exercise price above the then-current fair market value per share in exchange for another option, stock appreciation right with a lower exercise price or for other award or for cash, unless the stockholders of the Company have previously approved such an action or if the action relates to a capitalization adjustment under the terms of the Fourth Amended Plan.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Fourth Amended Plan will not exceed 1,303,334 shares, which is the sum of (i) 36,667 shares approved at the Company’s 2020 annual meeting of stockholders, plus (ii) 66,667 shares approved at the Company’s 2021 annual meeting of stockholders, plus (iii) 133,333 shares approved at the Company’s 2022 annual meeting of stockholders, plus (iv) 66,667 shares approved at the Company’s 2023 annual meeting of stockholders, plus (v) 1,000,000 Shares approved at the Company’s 2024 annual meeting of stockholders, plus (vi) the number of unallocated shares remaining available for grant under the Plus Therapeutics, Inc. 2014 Equity Incentive Plan, as amended (the “2014 Plan”) as of the effective date of the Plan, plus (vii) the Predecessor Plan’s Returning Shares (as defined below), as such shares become available from time to time.
The term “Predecessor Plan’s Returning Shares” refers to the following shares of our Common Stock subject to any outstanding stock award granted under the 2014 Plan: (i) any shares subject to such stock award that are not issued because such stock award expired or otherwise terminated without all of the shares covered by such stock award having been issued, and (ii) any shares issued pursuant to such stock award that are forfeited back to us because of a failure to vest.
The number of shares that may be delivered in the aggregate pursuant to the exercise of incentive stock options granted under the Fourth Amended Plan will not exceed 1,303,334 shares plus, to the extent allowable under Section 422 of the Code, any shares that become available for issuance under the Fourth Amended Plan discussed below as a result of forfeiture or termination of awards. These limitations, and the terms of outstanding awards, shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events.
If stock units, options, or stock appreciation rights are forfeited or terminate for any other reason before being settled or exercised, or if restricted shares are forfeited, then the corresponding shares will again become available for awards under the Fourth Amended Plan. If stock units are settled or stock appreciation rights are exercised, then, only the number of shares settled or exercised shall reduce the number of shares available under the Fourth Amended Plan. Shares withheld to satisfy the grant price, exercise price or tax withholding obligation pursuant to an award will not again become available for awards under the Fourth Amended Plan.
Non-employee Director Compensation Limit
Under the Fourth Amended Plan, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification of Topic 718, or any successor thereto) of awards granted to any of our non-employee directors as compensation for services as a non-employee director during any calendar year may not exceed $500,000 (increased to $700,000 in the calendar year of his or her initial service).
Stock Options
The terms of any grants of stock options under the Fourth Amended Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. The Compensation Committee may modify, extend or renew outstanding options but the Compensation Committee may not modify outstanding options to lower the exercise price or cancel options in exchange for cash, for options, for stock appreciation rights with a lower exercise price or for another award, other than in connection with a corporate transaction, without stockholder approval.

The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, and in the event an option recipient is deemed to be a ten percent (10%) owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of a nonstatutory stock option cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date the option is granted. The maximum period in which an option may be exercised will be fixed by the Compensation Committee and included in each stock option agreement and cannot exceed ten (10) years in the case of an incentive stock option (and in the event an option recipient is deemed to be a ten percent (10%) owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five (5) years). In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for our Common Stock having a total fair market value (determined as of the option grant) in excess of $100,000.
The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of Common Stock, by a broker-assisted cashless exercise procedure, by a net exercise arrangement, by delivering a full-recourse promissory note or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient’s death, but the Compensation Committee may allow the transfer of nonstatutory stock options through a gift or domestic relations order to the option recipient’s family members.
Stock options granted under the Fourth Amended Plan generally must be exercised by the optionee before the earlier of the expiration of such option or ninety (90) days after termination of the optionee’s employment, except that the period may be extended based on certain events including death and termination of employment due to disability. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.
Restricted Shares
The terms of any awards of restricted shares under the Fourth Amended Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Restricted shares may be issued for such consideration as the Compensation Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares. Holders of restricted shares must invest any cash dividends received into additional restricted shares.
Restricted Stock Units
The terms of any awards of restricted stock units under the Amended Plan (referred to as “stock units” in the Fourth Amended Plan document) will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted stock unit agreements, which need not be identical. Restricted stock units give an award recipient the right to acquire a specified number of shares of Common Stock or, at the Compensation Committee’s discretion, cash, or a combination of Common Stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. Restricted stock units may be granted in consideration of a reduction in the award recipient’s other compensation, but no cash consideration is typically required of the award recipient. Unlike restricted shares, the stock underlying restricted stock units will not be issued until the stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time of issuance of any Common Stock upon settlement.
Stock Appreciation Rights
The terms of any awards of stock appreciation rights under the Fourth Amended Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise of the right equal to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the value of a share of Common Stock on the date of grant. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of Common Stock. The Compensation Committee may not modify outstanding stock appreciation rights to lower the exercise price or cancel stock appreciation rights in exchange for cash or for options or stock appreciation rights with a lower exercise price or for another award, other than in connection with a corporate transaction, without stockholder approval.
Performance Criteria
An award may be made subject to the attainment of performance goals for a specified period of time relating to performance criteria including, but not limited to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Compensation Committee in the award: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes and amortization, (iv) return on equity, (x) total stockholder return, (vi) share price performance, (vii) return on capital, (viii) return on assets or net assets, (ix) revenue, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment shares, (xvii) costs, (xviii) expenses, (xix) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (xx) third party coverage and/or reimbursement objectives, (xxi) test volume metrics, (xxii) objective customer indicators (including, without limitation, customer satisfaction), (xxiii) improvements in productivity, (xxiv) attainment of objective operating goals, (xxv) objective employee metrics or (xxvi) any other measures of performance selected by the Compensation Committee. The Compensation Committee will appropriately adjust any evaluation of performance under a qualifying performance criteria for a performance period: (a) to exclude asset write-downs, (b) to exclude litigation or claim judgments or settlements, (c) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) to exclude accruals for reorganization and restructuring programs, (e) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or in managements’ discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year, (f) to exclude the dilutive and/or accretive effects of acquisitions or joint ventures, (g) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following the divestiture, (h) to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change or any distributions to our Common Stock other than regular cash dividends, (i) to exclude the effects of stock based compensation, (j) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles and (k) to make other appropriate adjustments selected by the Compensation Committee. If applicable, the Compensation Committee will establish the goals before results are substantially certain and will determine and certify, for each award recipient, the extent to which the qualifying performance criteria have been met.
Amendment and Termination
The Board may amend or terminate the Fourth Amended Plan at any time, but an amendment will not become effective without the approval of our stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the Fourth Amended Plan will affect an award recipient’s rights under outstanding awards without the award recipient’s consent. No incentive stock options may be granted under the Fourth Amended Plan after the tenth (10th) anniversary of the date the Fourth Amended Plan is adopted by the Board.
Forfeiture Events and Clawback/Recoupment Policy
The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Fourth Amended Plan or an award agreement in accordance with (i) any Company recoupment policy (including the Clawback Policy, as amended from time to time), (ii) any other agreement or arrangement with a participant, or (iii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act, and any applicable rules and regulations promulgated under that act.
Effect of Certain Corporate Events
In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a recapitalization, a spin-off or a similar occurrence, a declaration of a dividend payable in Common Stock or a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of the shares, the Compensation Committee will make appropriate adjustments in the number and class of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, the number and class of shares that may be issued pursuant to the exercise of incentive stock options, and the number and class of shares available under the Fourth Amended Plan.
In the event of a merger or other reorganization, subject to any acceleration provisions in the agreement relating to an award, outstanding awards will be treated in the manner provided in the agreement of merger or reorganization. That agreement may provide for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the substitution by the surviving corporation or its parent of its own awards, or for the acceleration of the exercisability of awards followed by the cancellation of those awards. The agreement of merger or reorganization may also provide for the full exercisability or vesting and accelerated expiration of outstanding awards, cancellation of outstanding awards to the extent not vested or exercised prior to the effective time of the merger or reorganization in exchange for such cash consideration, if any, as the Compensation Committee may consider appropriate, or settlement of the intrinsic value of the outstanding awards in cash, cash equivalents or equity, followed by cancellation of the awards. The Company need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants, and the Company may take different actions with respect to the vested and unvested portions of an award.
In its discretion, the Compensation Committee may provide in the award agreement governing an award or at any other time may take any action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a change in control of the Company of each of any outstanding award or portion thereof upon such conditions, including termination of the participant’s service prior to, upon or following the change in control. In the absence of such provision in an award agreement or any action taken by the Compensation Committee, no acceleration will occur.
For purposes of the Fourth Amended Plan, a change in control generally means the occurrence of any of the following events: (i) a change in the composition of the Board occurs, as a result of which fewer than one-half (1/2) of the incumbent directors are directors who either had been directors on the date that is twenty-four (24) months prior to the date that the change in control could be deemed to occur, or were elected or nominated to the Board with the affirmative votes of at least a majority of the directors who had been directors on the date that was twenty-four (24) months prior to the date the change in control cold be deemed to occur and are still in office at the time of election or nomination, (ii) any person who, through the acquisition or aggregation of securities, becomes the beneficial owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily having the right to vote at elections of directors (subject to certain exceptions set forth in the Fourth Amended Plan); (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to the merger, consolidation or other reorganization, own immediately after the merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of the continuing or surviving entity and any direct or indirect parent corporation of such continuing or surviving entity; or (iv) the sale, transfer or other disposition of all or substantially all of the Company’s assets.
Certain Federal Income Tax Aspects of Awards Under the Fourth Amended Plan
This is a brief summary of the federal income tax aspects of awards that may be made under the Fourth Amended Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Fourth Amended Plan depend upon the type of award.
Incentive Stock Options
The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of Common Stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of Common Stock until more than one (1) year after option exercise and two (2) years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of Common Stock as of the date of exercise will be treated as a long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the Common Stock on the date of exercise (or, if less, the amount realized on disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.
Nonstatutory Stock Options
The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the Common Stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.
Other Awards
Recipients of restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient of restricted shares which are not vested may, within thirty (30) days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code, to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients of stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date and cash received, if any, over the exercise price. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.
New Plan Benefits
No new grants have been made under the Fourth Amended Plan requiring stockholder approval. With respect to future grants under the Fourth Amended Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future under the Fourth Amended Plan, because the grant and actual settlement of awards will be subject to the discretion of the Compensation Committee.

Aggregate Past Grants Under the 2020 Plan
In accordance with SEC rules, the following table sets forth summary information with respect to the number of shares of Common Stock subject to stock option awards made under the 2020 Plan to the Company’s named executive officers, all current executive officers as a group, directors, associates of such executive officers, directors and nominees, each other person who received or is to receive five percent (5%) of such stock options and all employees (other than executive officers) as a group as of December 31, 2023:
Individual or Group	Number of Shares Underlying Stock Option Awards
Marc H. Hedrick, M.D. President, Chief Executive Officer and Director	60,862
Andrew Sims Chief Financial Officer	18,083
Norman LaFrance, M.D. Former Chief Medical Officer	4,999
Howard Clowes Director	4,436
An van Es-Johansson, M.D. Director	4,036
Richard J. Hawkins Chairman of the Board	7,103
Robert Lenk, PhD Director	4,436
Greg Petersen Director	1,769
All current executive officers as a group	83,944
All current directors, who are not executive officers, as a group	21,780
All nominees for election as a director	—
Each associate of any such director, executive officer or nominee	—
Each other person who received, or is to receive, 5% of such awards	—
All employees, including current officers who are not executive officers, as a group	20,598
Required Vote
The proposal to approve the fourth amendment and restatement of our 2020 Stock Incentive Plan requires the affirmative vote of a majority of the Common Stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “against” this proposal.
YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOURTH
AMENDMENT AND RESTATEMENT OF OUR 2020 STOCK INCENTIVE PLAN.

OTHER MATTERS
As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice and this Proxy Statement. If any other business should be properly brought before the meeting, or any adjournment or postponement thereof, the designated proxy holders will vote on such matters according to their best judgment.
Stockholders Sharing the Same Address
Stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, may receive only one copy of the proxy materials to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying 2023 Annual Report may request a copy by contacting us by telephone at: (737) 255-7194. Please contact your bank, broker or other holder of record if you wish to start or stop householding of our proxy materials.
Stockholder Proposals for the 2025 Meeting
Deadlines
Stockholders interested in submitting a proposal for consideration at our 2025 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at Plus Therapeutics, Inc., 4200 Marathon Blvd. Suite 200, Austin, TX 78756, Attention: Corporate Secretary. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2025 Annual Meeting of Stockholders is March 10, 2025. Accordingly, for a stockholder proposal to be considered for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders, any such stockholder proposal must be received by our Corporate Secretary on or before March 10, 2025 and must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act. In the event we hold the 2025 Annual Meeting of Stockholders more than thirty days before or after the one (1) year anniversary date of the Annual Meeting, a proposal will be considered timely only if received by us a reasonable time before the proxy solicitation is made.
In addition, our Bylaws require advance notice of business to be brought before a stockholders’ meeting (other than proposals presented under Rule 14a-8), including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive office not more than 120 days nor less than 90 days prior to the anniversary date of the preceding year’s proxy statement. Any stockholder proposal or nomination received before March 10, 2025, or after April 9, 2025 (including nominations of persons for election as directors) will be considered untimely and will not be entertained at the annual meeting. In the event we hold the 2025 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, a proposal will be considered timely only if received not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act not later than the close of business on June 16, 2025. In the event we hold the 2025 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.
Procedures
In addition to the timing requirements referenced above, for any stockholder proposal or director nomination to be considered at the 2025 Annual Meeting of Stockholders, the notice to our Corporate Secretary must contain certain information concerning the matters or nominations to be brought before such meeting and the stockholder proposing such matters. These requirements are more fully described in our Bylaws. We will not entertain any proposals or nominations at the 2025 Annual Meeting of Stockholders that do not meet the additional requirements set forth in our Bylaws.

Further, even if a stockholder’s proposal is included in our proxy materials for the 2025 Annual Meeting of Stockholders, if such stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgement on any such stockholder proposal or nomination.
By Order of the Board,

MARC H. HEDRICK President and Chief Executive Officer

APPENDIX A
FOURTH AMENDED AND RESTATED 2020 STOCK INCENTIVE PLAN
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

PLUS THERAPEUTICS, INC.

2020 STOCK INCENTIVE PLAN
Adopted by the Board of Directors on April 30, 2020
Approved by the Stockholders on June 16, 2020
Amended and Restated by the Board of Directors on March 22, 2021
Approved by the Stockholders on May 17, 2021
Further Amended and Restated by the Board of Directors on March 28, 2022
Approved by the Stockholders on May 16, 2022
Further Amended and Restated by the Board of Directors on February 24, 2023
Approved by the Stockholders on April 20, 2023
Further Amended and Restated by the Board of Directors on July 8, 2024
Approved by the Stockholders on [•], 2024
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN
A-i

PLUS THERAPEUTICS, INC.

2020 STOCK INCENTIVE PLAN
SECTION 1 ESTABLISHMENT AND PURPOSE.
(a) The Plan was adopted by the Board of Directors on April 30, 2020 and approved by the Company’s stockholders on June 16, 2020. The Plan was amended and restated by the Board of Directors on March 22, 2021, subject to approval of the Company’s stockholders, which approval occurred on May 17, 2021. The Plan was further amended and restated by the Board of Directors on March 28, 2022, subject to approval of the Company’s stockholders, which approval was obtained on May 16, 2022. The Plan was further amended and restated by the Board of Directors on February 24, 2023, subject to approval of the Company’s stockholders, which approval was obtained on April 20, 2023. The Plan was further amended and restated by the Board of Directors on July 8, 2024, subject to approval of the Company’s stockholders. The Plan was initially effective upon approval by the stockholders of the Company on the Effective Date. The Plan is a successor to the 2014 Equity Incentive Plan of Plus Therapeutics, Inc. (the “Predecessor Plan”). From and after 12:01 a.m. Central time on the Effective Date, no additional stock awards will be granted under the Predecessor Plan. All Awards granted on or after the Effective Date will be granted under the Plan as in effect on the date of grant of each Award. All stock awards granted under the Predecessor Plan will remain subject to the terms of the Predecessor Plan.
(i) Any Shares that would otherwise remain available for future grants under the Predecessor Plan as of 12:01 a.m. Central Time on the Effective Date (the “Predecessor Plan’s Available Reserve”) will cease to be available under the Predecessor Plan at such time. Instead, that number of Shares equal to the Predecessor Plan’s Available Reserve will be added to the Absolute Share Limit (as further described in Section 5(a) below) and be then immediately available for grants and issuance pursuant to Awards hereunder, up to the maximum number set forth in Section 5(a) below.
(ii) In addition, from and after 12:01 a.m. Central time on the Effective Date, with respect to the aggregate number of Shares subject, at such time, to outstanding stock options and stock awards granted under the Predecessor Plan that (i) expire or terminate for any reason prior to exercise or settlement; or (ii) are forfeited because of the failure to meet a contingency or condition required to vest such Shares or otherwise return to the Company (such Shares the “Predecessor Plan Returning Shares”) will immediately be added to the Absolute Share Limit (as further described in Section 5(a) below) as and when such a Share becomes a Predecessor Plan Returning Share, up to the maximum number set forth in Section 3(a) below. For the avoidance of doubt, Predecessor Plan Returning Shares will not include any Shares subject to outstanding stock options or stock awards granted under the Predecessor Plan that are reacquired, withheld (or not issued) to satisfy (i) a tax withholding obligation in connection with an award or (ii) the purchase price or exercise price of an award.
(b) The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The
SECTION 2 DEFINITIONS.
(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
(c) “Award Agreement” shall mean a Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement, as applicable.
(d) “Board of Directors” or “Board” shall mean the Board of Directors of the Company, as constituted from time to time.
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

(e) “Cause” shall mean, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and the Company, a Subsidiary or an Affiliate applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records of the Company, a Subsidiary or any Affiliate; (ii) the Participant’s material failure to abide by a code of conduct or other policies of the Company, a Subsidiary or an Affiliate (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company, a Subsidiary or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information of the Company, a Subsidiary or an Affiliate); (iv) any intentional act by the Participant which has a material detrimental effect on the reputation or business of a Company, a Subsidiary or an Affiliate; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company, a Subsidiary or an Affiliate of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company, a Subsidiary or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company, a Subsidiary or an Affiliate.
(f) “Change in Control”. shall mean the occurrence of any of the following events:
(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:
(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or
(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or
(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or
(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or
(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.
For purposes of subsection 2(f)(i) above, the term “look-back” date shall mean the date 24 months prior to the date of the event that may constitute a Change in Control.
For purposes of subsection 2.f)iii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

Any other provision of this Section 2(f) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the offering of securities or debt to the public.
(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(h) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
(i) “Company” shall mean Plus Therapeutics, Inc., a Delaware corporation, or any successor corporation thereto.
(j) “Consultant” shall mean an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.
(k) “Disability” shall mean any permanent and total disability as defined by section 22(e)(3) of the Code
(l) “Effective Date” shall mean the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2020.
(m) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(o) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(p) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:
(i) If the Stock was traded over-the-counter (“OTC”) on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;
(ii) If the Stock was traded on any established stock exchange (such as The Nasdaq Global Market, The Nasdaq Global Select Market or the New York Stock Exchange) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or
(iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(q) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.
(r) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.
(s) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option or SAR).
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

(t) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(u) “Optionee” shall mean the holder of an Option or SAR.
(v) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.
(w) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(x) “Participant” shall mean the holder of an Award.
(y) “Plan” shall mean this 2020 Stock Incentive Plan of Plus Therapeutics, Inc., as amended from time to time.
(z) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option or SAR), as specified by the Committee.
(aa) “Restricted Share” shall mean a Share awarded under the Plan.
(bb) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.
(cc) “SAR” shall mean a stock appreciation right granted under the Plan.
(dd) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.
(ee) “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement, and as determined in the sole discretion of the Committee. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.
(ff) “Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).
(gg) “Stock” shall mean the common stock of the Company.
(hh) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.
(ii) “Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.
(jj) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.
(kk) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

SECTION 3 ADMINISTRATION.
(a) Committee Composition. The Plan shall be administered by a Committee appointed by the Board of Directors, or by the Board of Directors acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b) Committee for Non-Officer Grants. The Board of Directors may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3.(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable law, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.
(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.
(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i) To interpret the Plan and to apply its provisions;
(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;
(iii) To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;
(iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(v) To determine when Awards are to be granted under the Plan;
(vi) To select the Offerees, Optionees and Participants;
(vii) To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;
(viii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;
(ix) To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;
(x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;
(xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;
(xii) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
(xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

(xiv) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and
(xv) To take any other actions deemed necessary or advisable for the administration of the Plan.
Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, all Participants and all persons deriving their rights from an Offeree, Optionee or Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Award, or any right to acquire Shares under the Plan.
(e) Cancellation and Re-Grant of Stock Awards. Notwithstanding any contrary provision of the Plan, neither the Committee nor its designees shall have the authority to: (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price thereof, or (ii) cancel outstanding Options or SARs with an Exercise Price above the current Fair Market Value per Share in exchange for another Option or SAR with a lower exercise price or for another Award or for cash, unless the stockholders of the Company have previously approved such an action or such action relates to an adjustment pursuant to Section 11.
SECTION 4 ELIGIBILITY.
(a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.
(b) Limit on Grants to Outside Directors. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may establish compensation for Outside Directors from time to time, subject to the limitations in the Plan. The Board of Directors will from time to time determine the terms, conditions and amounts of all such Outside Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification of Topic 718, or any successor thereto) of Awards granted to Outside Directors as compensation for services as an Outside Director during any calendar year of the Company may not exceed $500,000 (increased to $700,000 in the calendar year of his or her initial service as an Outside Director).
(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
(d) Attribution Rules. For purposes of Section 4.c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.
(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5 STOCK SUBJECT TO PLAN.
(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to Section 5.b) below, the maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 1,303,334 Shares, which is the sum of (i) 36,667 shares approved at the Company’s 2020 annual meeting of stockholders, plus (ii) 66,667 shares approved at the Company’s 2021 annual meeting of stockholders, plus (iii) 133,333 shares approved at the Company’s 2022 annual meeting of stockholders, plus (iv) 66,667 shares approved at the Company’s 2023 annual meeting of stockholders, plus (v) 1,000,000 Shares approved at the Company’s 2024 annual meeting of stockholders, plus (vi) the number of
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

shares subject to the Predecessor Plan’s Available Reserve, plus (vii) the number of shares that are Predecessor Plan Returning Shares, as such shares become available from time to time (the “Absolute Share Limit”). The number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed 266,667 Shares plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b) Additional Shares. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The full number of Options exercised shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued upon exercise of such Options. The full number of SARs settled shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued in settlement of such SARs. For the avoidance of doubt, any Shares withheld to satisfy the exercise price or tax withholding obligation pursuant to any Award shall not be added to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Restricted Shares that are forfeited and do not become vested.
(c) Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Absolute Share Limit set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.
SECTION 6 RESTRICTED SHARES.
(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
(b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.
(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.
(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. Holders of Restricted Shares must invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Award with respect to which the dividends were paid.
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(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7 TERMS AND CONDITIONS OF OPTIONS.
(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Participant’s other compensation.
(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.
(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value of a Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights (including voting, dividend and other rights) as a stockholder with respect to any Shares covered by his Option until such person has satisfied all of the terms and conditions to receive such Shares, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustments shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11.
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(h) Modification or Extension of Options. Within the limitations of the Plan, the Committee may modify, extend outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 11, the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for cash or the grant of new Options or SARs with a lower Exercise Price, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.
(i) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
(j) Buyout Provisions. Except with respect to an Option whose Exercise Price exceeds the Fair Market Value of the Shares subject to the Option, the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
SECTION 8 PAYMENT FOR SHARES.
(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below.
(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f) Net Exercise. To the extent that a Stock Option Agreement so provides, payment may be made by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash or other form of payment permitted under the Stock Option Agreement.
(g) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
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(h) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
(i) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
SECTION 9 STOCK APPRECIATION RIGHTS.
(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.
(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.
(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value of a Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e) No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights (including voting, dividend and other rights) as a stockholder with respect to any Shares pertaining to his SAR until the date such person has satisfied all of the terms and conditions to receive such Shares, has satisfied any applicable withholding or tax obligations relating to the Award and any Shares have been issued pursuant to the SAR (to the extent the SAR is settled in Shares and as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustments shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11.
(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(g) Modification, Extension or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 11, the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for cash or the grant of new Options or SARs with a lower Exercise Price, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
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(h) Buyout Provisions. Except with respect to a SAR whose Exercise Price exceeds the Fair Market Value of the Shares subject to the SAR, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
SECTION 10 STOCK UNITS.
(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.
(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.
(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents shall not be distributed prior to settlement of the Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.
(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.
(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
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SECTION 11 ADJUSTMENT OF SHARES.
(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i) The class(es) and maximum number of securities available for future Awards under Section 5;
(ii) The class(es) and number of securities that may be issued pursuant to the exercise of ISOs pursuant to Section 5;
(iii) The class(es) and number of securities covered by each outstanding Option and SAR;
(iv) The Exercise Price under each outstanding Option and SAR; and
(v) The classes and number of securities subject to any outstanding Award.
The Committee will make such adjustments, and its determination will be final, binding and conclusive. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:
(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;
(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;
(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards, provided, however, that the Committee may require Participants to complete and deliver to the Company a notice of exercise before the effective date of the merger or reorganization, which exercise is contingent upon the effectiveness of such merger or reorganization;
(v) Cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash consideration, if any, as the Committee, in its sole discretion, may consider appropriate; or
(vi) Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment, and such amount may be delayed to the same extent that payment of consideration to the holders of common stock in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies); in each case without the Participant’s consent. Any acceleration of payment or an amount that is subject to Section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any additional taxes applicable under Section 409A of the Code.
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The Company need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Company may take different actions with respect to the vested and unvested portions of an Award.
(d) Reservation of Rights. Except as provided in this Section 11, an Optionee, Offeree or Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
(e) Change in Control. In its discretion, the Committee pay provide in the Award Agreement governing an Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon or following such Change in Control, and to such extent as the Committee shall determine. In the absence of such provision in an Award Agreement or any such action taken by the Committee, no acceleration will occur.
SECTION 12 DEFERRAL OF AWARDS.
(a) Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:
(i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;
(ii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or
(iii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b) General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.
SECTION 13 AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 14 LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the
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regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 15 WITHHOLDING TAXES.
(a) Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding.
SECTION 16 OTHER PROVISIONS APPLICABLE TO AWARDS.
(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 16(a) shall be void and unenforceable against the Company.
(b) Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals.
(i) The Committee may utilize performance criteria including, but not limited to any of the following performance criteria: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, (u) test volume metrics, (v) objective customer indicators (including, without limitation, customer satisfaction), (w) improvements in productivity, (x) attainment of objective operating goals, (y) objective employee metrics or (z) any other measures of performance selected by the Committee (“Qualifying Performance Criteria”), any of which may be measured either individually, alternatively or in any combination, applied to either the individual, the Company as a whole or to a business unit or subsidiary of the Company, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, or on the basis of any other specified period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, and subject to specified adjustments, in each case as specified by the Committee in the Award.
(ii) Unless specified otherwise by the Committee at the time the performance goals are established, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (a) to exclude asset write-downs, (b) to exclude litigation or claim judgments or settlements, (c) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) to exclude accruals for
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reorganization and restructuring programs, (e) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) to exclude the dilutive and/or accretive effects of acquisitions or joint ventures, (g) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (h) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (i) to exclude the effects of stock based compensation; (j) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles and (k) to make other appropriate adjustments selected by the Committee.
The Committee shall establish in writing the applicable performance goals (and any variation to the adjustments specified in the preceding subparagraph (ii)), and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain, and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award. The Committee may reserve the right, in its sole discretion, to reduce the amount of compensation otherwise payable under the Plan upon the attainment of the pre-established performance goals.
SECTION 17 NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any right or Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Consultant or Outside Director. The Company and its Subsidiaries and Affiliates reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 18 SECTION 409A.
The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such additional tax or penalty.
Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code.
SECTION 19 DURATION AND AMENDMENTS.
(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the Effective Date. No Award may be granted hereunder prior to the Effective Date. The Board of Directors may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Plan, as amended and restated herein, is adopted in 2022 by the Board of Directors, or (ii) the date the Plan, as amended and restated herein is approved the stockholders of the Company.
(b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 20 AWARDS TO NON-U.S. PARTICIPANTS.
Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, currency or tax policy or custom. The Committee also may impose conditions on the exercise, vesting or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country. The Committee may, in its sole discretion, adjust the value of any Awards or any amounts due to Participants hereunder to reflect any foreign currency conversions or fluctuations in foreign currency exchange rates; provided, however, that none of the Company or any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuations between a Participant’s local currency and the United States Dollar that may affect the value of any Awards or of any amounts due to a Participant hereunder.
SECTION 21 FORFEITURE, CANCELLATION OR CLAWBACK OF AWARDS.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, at the discretion of the Committee, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12) month period. In addition, to the extent claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.
SECTION 22 GOVERNING LAW.
The Plan, each Award Agreement and each Award and all disputes or controversies arising out of or relating thereto and all other matters shall be governed by, and construed in accordance with, the internal laws of the State of Delaware as to matters within the scope thereof, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of any state.
PLUS THERAPEUTICS, INC.2020 STOCK INCENTIVE PLAN

PLUS THERAPEUTICS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 14, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PSTV2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 14, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V54018-P16006

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLUS THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the election of each of the nominees listed under proposal 1 as Directors.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Howard Clowes
02) An Van Es-Johansson, M.D.
03) Richard J. Hawkins
04) Marc H. Hedrick, M.D.
05) Robert Lenk, Ph.D.
06) Greg Petersen

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2.	Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the 2024 fiscal year.	☐	☐	☐
3.	Non-binding advisory vote on compensation of our named executive officers.	☐	☐	☐
4.	Approval of the fourth amendment and restatement of the Plus Therapeutics, Inc. 2020 Stock Incentive Plan which increases the authorized number of shares by 1,000,000.	☐	☐	☐

NOTE: In addition to the above, we may transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

V54019-P16006

PLUS THERAPEUTICS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
ON AUGUST 15, 2024

The undersigned hereby appoints each of Marc H. Hedrick, M.D. and Andrew Sims, or either of them, as proxy holders each with full power of substitution, to appear on behalf and to vote all shares of common stock of Plus Therapeutics, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PSTV2024 on August 15, 2024 at 9 a.m. Eastern, and at any postponement thereof.

When properly executed, this proxy will be voted as directed. If properly executed and no instructions are specified, this proxy will be voted FOR the election of the listed Nominees as Directors under Proposal 1, FOR Proposals 2, 3 and 4, and at the discretion of the proxies with respect to such other business as may properly come before the meeting. The proxies, in their discretion, are further authorized to vote (a) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (b) on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) on other matters which may properly come before the Annual Meeting of Stockholders and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

Continued and to be signed on the reverse side